UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Balanced Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset categories generally limits risk, the risk remains that the investment advisor may favor an asset category that performed poorly relative to other asset categories. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read the prospectus for details regarding the fund's risk.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2008 are 0.94%, 1.91%, 1.77% and 0.70% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

Returns and rankings for all periods shown for Class A, B and Institutional Class shares and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Balanced Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-5.23%	-2.20%	5.92%	6.61%	2.88%
Class B	-5.30%	-2.39%	5.62%	6.08%	2.14%
Class C	-5.55%	-3.04%	5.04%	5.71%	1.99%
Institutional Class	-5.08%	-1.88%	6.22%	6.95%	3.25%
Russell 1000® Index+	-9.54%	-4.62%	8.63%	11.23%	4.24%
Lehman Brothers US Aggregate Index++	4.08%	6.87%	4.93%	4.37%	5.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 9.52	$ 9.57	$ 9.50	$ 9.53
10/31/07	$ 10.25	$ 10.30	$ 10.22	$ 10.26
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .14	$ .13	$ .10	$ .16
Capital Gain Distributions	$ .05	$ .05	$ .05	$ .05
Class A Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	297	of	451	66
3-Year	239	of	349	69
5-Year	199	of	232	86
10-Year	115	of	136	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Lehman Brothers US Aggregate Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,217	$11,200	$12,979	$12,520
	Average annual total return	-7.83%	3.85%	5.35%	2.27%
Class B	Growth of $10,000	$9,477	$11,584	$13,334	$12,359
	Average annual total return	-5.23%	5.02%	5.92%	2.14%
Class C	Growth of $10,000	$9,696	$11,588	$13,203	$12,177
	Average annual total return	-3.04%	5.04%	5.71%	1.99%
Russell 1000 Index+	Growth of $10,000	$9,538	$12,819	$17,027	$15,149
	Average annual total return	-4.62%	8.63%	11.23%	4.24%
Lehman Brothers US Aggregate Index++	Growth of $10,000	$10,687	$11,555	$12,384	$17,841
	Average annual total return	6.87%	4.93%	4.37%	5.96%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Balanced Fund — Institutional Class [] Russell 1000 Index+ [] Lehman Brothers US Aggregate Index++

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$981,200	$1,198,500	$1,399,400	$1,377,400
	Average annual total return	-1.88%	6.22%	6.95%	3.25%
Russell 1000 Index+	Growth of $1,000,000	$953,800	$1,281,900	$1,702,700	$1,514,900
	Average annual total return	-4.62%	8.63%	11.23%	4.24%
Lehman Brothers US Aggregate Index++	Growth of $1,000,000	$1,068,700	$1,155,500	$1,238,400	$1,784,100
	Average annual total return	6.87%	4.93%	4.37%	5.96%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2008 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

Returns and rankings for all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Balanced Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-5.14%	-2.02%	6.14%	5.12%
Russell 1000 Index+	-9.54%	-4.62%	8.63%	7.73%
Lehman Brothers US Aggregate Index++	4.08%	6.87%	4.93%	5.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 9.52
10/31/07	$ 10.25
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .15
Capital Gain Distributions	$ .05
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	285	of	451	64
3-Year	215	of	349	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class S [] Russell 1000 Index+ [] Lehman Brothers US Aggregate Index++

Comparative Results as of 4/30/08
DWS Balanced Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$9,798	$11,956	$11,697
	Average annual total return	-2.02%	6.14%	5.12%
Russell 1000 Index+	Growth of $10,000	$9,538	$12,819	$12,582
	Average annual total return	-4.62%	8.63%	7.73%
Lehman Brothers US Aggregate Index++	Growth of $10,000	$10,687	$11,555	$11,711
	Average annual total return	6.87%	4.93%	5.26%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 947.70	$ 947.00	$ 944.50	$ 948.60	$ 949.20
Expenses Paid per $1,000*	$ 4.65	$ 5.62	$ 8.80	$ 3.73	$ 3.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,020.09	$ 1,019.10	$ 1,015.81	$ 1,021.03	$ 1,021.53
Expenses Paid per $1,000*	$ 4.82	$ 5.82	$ 9.12	$ 3.87	$ 3.37
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.96%	1.16%	1.82%	.77%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Balanced Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: The six-month period from October 31, 2007 though April 30, 2008, was a time of considerable economic uncertainty and significant turmoil in capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by tightening of financial conditions and an increasingly volatile equity market.

In this challenging economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -9.82% for the period.1 Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. The Russell 1000® Index posted a return of -9.54% for the six months ended April 30, 2008, while the Russell 2000® Index returned -12.92% over the same period.2 Growth stocks performed somewhat better than value stocks: the return of the Russell 1000® Growth Index was -9.28%, compared with -9.83% for the Russell 1000® Value Index.3 International markets were also down: the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, which tracks performance of foreign equity markets, posted a return of -9.21% for the period.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Equity index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

In the US, Treasury securities provided higher returns than other asset classes, as investors became increasingly uncomfortable with risk. The Merrill Lynch 1-3 Year Treasury Index returned 4.21% for the six months ended April 30, 2008.5 Returns of investment-grade bonds were positive: the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, returned 4.08% for the six-month period, and the Credit Suisse First Boston High Yield Index returned -0.90% over the same period.6

5 The Merrill Lynch 1-3 Year Treasury Index is an index of US Treasury securities with maturities of one to three years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of intermediate-term returns on US Treasury securities.
6 The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities. The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Equity index returns assume reinvestment of dividends, Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Balanced Fund managed?

A: The fund is invested in many types of securities including common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions. Generally, most securities are from US issuers, but the fund may invest up to 25% of total assets in foreign securities.

We allocate the fund's assets among various asset categories including growth and value stocks of large-capitalization companies, small-capitalization companies and investment-grade and high-yield debt securities. We review the allocation among the various asset categories periodically and adjust the allocation based on current or expected market conditions or to manage risk.

Within each asset category, we may select securities using several different strategies that utilize a variety of quantitative and qualitative techniques. Each strategy is managed by a team of portfolio managers who specialize in a particular asset category. The managers represent both fundamental and quantitative management styles. Fundamental analysis refers to the use of all available information about a possible investment, such as earnings growth, management capability, industry trends, a company's financial strength and quantitative measures, to determine value. The quantitatively managed portions of the portfolio use mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

The fund has undergone a transition in the last six months, the essence of which was increased diversification across more asset classes and access to additional managers. Previously, assets were allocated among five asset classes: large cap growth stocks, large cap value stocks, small cap stocks, core fixed income and high yield bonds. Beginning in December 2007, we added international equities, and new managers assumed responsibility for some of the existing categories within the equity portion of the portfolio.

In addition, we expanded the global portable alpha strategy to apply to the whole fund; previously the overlay was used only on the fixed income portion of the portfolio and used only bond and currency assets. The global portable alpha strategy, which is implemented through derivatives, is designed to take advantage of short-term mispricings within global equity, bond and currency markets.7 The global portable alpha strategy is expected to have a low correlation to the fund's security holdings. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.

7 A derivative is a financial arrangement that derives its value from a traditional security, such as a stock or bond, asset or index.

Q: How did the fund perform over the last six months?

A: For the six months ended April 30, 2008, return of DWS Balanced Fund (Class A shares) was -5.23%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes. The return of the equity benchmark, the Russell 1000 Index, over this period was -9.54%. The fixed income benchmark, the Lehman Brothers US Aggregate Index, returned 4.08% over the period.

We also compare returns with those of the fund's Lipper peer group of Mixed-Asset Target Allocation Moderate Funds.8 For the six months ended April 30, 2008, the fund's return was in line with the -5.20% average return of this group.

8 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% in equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: What were the main determinants of the fund's performance?

A: It is too early to analyze the impact of the revised strategy on the fund's performance, since the transition was just completed.

The main reason for the fund's underperformance relative to its blended benchmark was underperformance of the core fixed income portion of the portfolio. The underperformance resulted from the fund's emphasis on fixed income sectors such as corporate bonds that carry some degree of credit risk during a period of market turmoil when Treasury securities were the better-performing asset category.

Stock selection in the equity portions of the portfolio and the global portable alpha strategy contributed to performance.

Q: Do you have other comments for shareholders?

A: With the newly implemented asset allocation strategy, DWS Balanced Fund gives shareholders an opportunity to invest in a wide variety of domestic and international asset classes. We believe this mix of securities offers an attractive risk/return profile for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Common Stocks	58%	60%
Commercial and Non-Agency Mortgage-Backed Securities	11%	14%
Corporate Bonds	10%	12%
Cash Equivalents	8%	4%
Government & Agency Obligations	7%	2%
Mortgage-Backed Securities Pass-Throughs	4%	3%
Asset Backed	1%	2%
Collateralized Mortgage Obligations	1%	2%
Senior Bank Loans	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Senior Bank Loans)	4/30/08	10/31/07

Financials	17%	17%
Energy	14%	13%
Industrials	12%	11%
Information Technology	12%	13%
Health Care	11%	11%
Consumer Discretionary	10%	13%
Consumer Staples	8%	8%
Materials	6%	5%
Telecommunication Services	5%	5%
Utilities	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (6.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.0%
2. Microsoft Corp. Developer of computer software	0.9%
3. General Electric Co. Manufactures, distributes and markets electrical products	0.8%
4. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	0.6%
5. Honeywell International, Inc. Manufacturer of diversified technology products	0.6%
6. AT&T, Inc. Provider of communications services	0.6%
7. ConocoPhillips Producer of petroleum and other natural gases	0.5%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.5%
9. Bank of New York Mellon Corp. Provides a complete range of financial services	0.5%
10. Devon Energy Corp. Explorer and producer of oil and gas	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 58.0%
Consumer Discretionary 5.9%
Auto Components 0.6%
Aisin Seiki Co., Ltd.	400	14,116
American Axle & Manufacturing Holdings, Inc.	33,900	682,746
Amerigon, Inc.*	3,700	54,316
Autoliv, Inc.	93,600	5,732,064
Bridgestone Corp.	1,000	18,431
Compagnie Generale des Etablissements Michelin "B"	332	30,193
Continental AG	298	34,971
Cooper Tire & Rubber Co.	40,200	528,228
Denso Corp.	700	24,514
Magna International, Inc. "A"	1,000	73,727
Nokian Renkaat Oyj	43,600	1,855,514
Rieter Holding AG (Registered)	52	19,285
Tenneco, Inc.*	2,900	74,182
Toyota Industries Corp.	400	13,962
		9,156,249
Automobiles 0.2%
Daimler AG (Registered)	1,751	135,842
Fiat SpA	7,977	177,544
Harley-Davidson, Inc.	23,740	908,055
Honda Motor Co., Ltd.	1,900	60,523
Nissan Motor Co., Ltd.	3,000	26,860
PSA Peugeot Citroen	354	24,788
Renault SA	409	42,012
Suzuki Motor Corp.	39,000	993,916
Toyota Motor Corp.	3,200	162,763
Volkswagen AG	294	86,791
		2,619,094
Distributors 0.1%
Genuine Parts Co.	39,015	1,656,577
Li & Fung Ltd.	86,000	354,839
		2,011,416
Diversified Consumer Services 0.0%
DeVry, Inc.	3,000	171,000
Hotels Restaurants & Leisure 1.0%
Accor SA	479	39,511
AFC Enterprises, Inc.*	4,300	44,505
Aristocrat Leisure Ltd.	7,145	50,431
Bob Evans Farms, Inc.	23,000	645,610
Carnival PLC	469	18,467
Chipotle Mexican Grill, Inc. "B"*	3,000	254,910
CKE Restaurants, Inc.	59,600	625,204
Compass Group PLC	4,408	29,679
Darden Restaurants, Inc.	24,500	871,710
Enterprise Inns PLC	1,529	11,522
InterContinental Hotel Group PLC	796	12,773
Jack in the Box, Inc.*	15,200	406,600
Lottomatica SpA	972	30,017
McDonald's Corp.	118,262	7,046,050
P.F. Chang's China Bistro, Inc.*	19,100	592,673
Premier Exhibitions, Inc.*	39,500	229,495
Shangri-La Asia Ltd.	46,000	126,480
Sodexho Alliance SA	268	17,955
TABCORP Holding Ltd.	10,926	117,375
Tatts Group Ltd.	22,410	57,752
Town Sports International Holdings, Inc.*	26,100	193,662
TUI AG*	491	14,017
Whitbread PLC	725	17,394
WMS Industries, Inc.*	19,400	702,086
Yum! Brands, Inc.	65,000	2,644,200
		14,800,078
Household Durables 0.5%
CSS Industries, Inc.	12,400	387,748
Electrolux AB "B"	2,600	39,869
Garmin Ltd.	28,600	1,169,740
Hooker Furniture Corp.	25,800	541,026
Husqvarna AB "B"	2,800	28,821
KB HOME	58,400	1,314,000
La-Z-Boy, Inc.	19,800	126,126
Leggett & Platt, Inc.	35,400	587,640
Libbey, Inc.	22,300	316,660
Makita Corp.	15,000	512,604
Matsushita Electric Industrial Co., Ltd.	3,000	70,348
NVR, Inc.*	700	429,450
Persimmon PLC	863	9,843
Sharp Corp.	1,000	16,940
Sony Corp.	1,200	55,008
Taylor Wimpey PLC	3,576	9,065
Tupperware Brands Corp.	19,600	772,240
Whirlpool Corp.	24,300	1,768,554
		8,155,682
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	3,600	283,068
GSI Commerce, Inc.*	8,800	122,496
Home Retail Group PLC	2,228	11,602
Overstock.com, Inc.*	20,800	399,776
Priceline.com, Inc.*	3,500	446,740
Systemax, Inc.	23,200	371,200
		1,634,882
Leisure Equipment & Products 0.0%
Callaway Golf Co.	26,800	368,232
Media 0.9%
British Sky Broadcasting Group PLC	2,491	26,870
CBS Corp. "B"	54,100	1,248,087
DG Fastchannel, Inc.*	20,800	387,920
Fairfax Media Ltd.	24,526	80,674
Gannett Co., Inc.	142,841	4,088,109
Gestevision Telecinco SA	13,623	287,060
Global Sources Ltd.*	25,190	349,889
Interactive Data Corp.	1,900	51,262
ITV PLC	10,128	13,193
Lagardere SCA	340	24,457
Mediaset SpA	8,980	81,652
Modern Times Group MTG AB "B"	525	38,527
Omnicom Group, Inc.	33,280	1,588,787
Pearson PLC	2,050	26,433
Publicis Groupe	417	16,862
Reed Elsevier NV	3,933	74,340
Reed Elsevier PLC	2,623	33,125
Scholastic Corp.*	11,000	309,650
Seat Pagine Gialle SpA	57,838	11,130
Shaw Communications, Inc. "B"	3,700	77,446
Singapore Press Holdings Ltd.	605,000	1,981,742
The DIRECTV Group, Inc.*	124,800	3,075,072
Thomson Corp.	2,400	88,889
Thomson Reuters Corp.	429	13,349
Vivendi*	2,506	101,777
Walt Disney Co.	6,000	194,580
Wolters Kluwer NV	1,898	50,959
WPP Group PLC	2,683	32,723
Yell Group PLC	2,167	7,082
Yellow Pages Income Fund (Unit)	2,800	30,500
		14,392,146
Multiline Retail 0.4%
Big Lots, Inc.*	44,300	1,197,429
Canadian Tire Corp. Ltd. "A"	900	57,936
Kohl's Corp.*	52,590	2,569,022
Marks & Spencer Group PLC	3,639	27,370
Next PLC	536	12,114
PPR	179	23,398
Target Corp.	51,200	2,720,256
		6,607,525
Specialty Retail 1.5%
Best Buy Co., Inc.	90,230	3,881,695
Christopher & Banks Corp.	3,600	42,660
Dick's Sporting Goods, Inc.*	31,000	886,600
Esprit Holdings Ltd.	128,300	1,582,742
GameStop Corp. "A"*	29,000	1,596,160
Hennes & Mauritz AB "B"	4,525	268,559
Hot Topic, Inc.*	34,300	182,133
Industria de Diseno Textil SA	29,683	1,622,259
Jos. A. Bank Clothiers, Inc.*	20,600	502,846
Kingfisher PLC	6,218	16,260
Lowe's Companies, Inc.	40,500	1,020,195
Office Depot, Inc.*	83,842	1,063,117
RadioShack Corp.	113,500	1,577,650
Rent-A-Center, Inc.*	35,800	770,774
RONA, Inc.*	1,400	18,683
Staples, Inc.	52,480	1,138,816
Talbots, Inc.	50,600	406,318
The Buckle, Inc.	14,600	709,268
The Gap, Inc.	119,700	2,228,814
Tiffany & Co.	25,300	1,101,562
TJX Companies, Inc.	88,400	2,848,248
Tween Brands, Inc.*	12,700	241,300
Yamada Denki Co., Ltd.	150	12,942
		23,719,601
Textiles, Apparel & Luxury Goods 0.6%
Adidas AG	7,910	504,259
Billabong International Ltd.	3,675	41,450
Burberry Group PLC	1,345	12,844
Coach, Inc.*	61,300	2,180,441
Compagnie Financiere Richemont SA "A" (Unit)	15,138	919,285
Fossil, Inc.*	17,300	619,167
G-III Apparel Group Ltd.*	8,300	122,425
Gildan Activewear, Inc.*	1,300	33,316
Hermes International	172	23,129
Liz Claiborne, Inc.	17,900	316,651
Luxottica Group SpA	1,559	43,763
LVMH Moet Hennessy Louis Vuitton SA	524	59,877
NIKE, Inc. "B"	29,400	1,963,920
Perry Ellis International, Inc.*	25,250	576,710
Swatch Group AG (Bearer)	305	81,591
Swatch Group AG (Registered)	513	26,227
UniFirst Corp.	5,200	243,412
Wolverine World Wide, Inc.	26,300	755,862
		8,524,329
Consumer Staples 4.8%
Beverages 1.3%
Asahi Breweries Ltd.	2,400	46,919
Boston Beer Co., Inc. "A"*	3,600	159,480
Carlsberg AS "B"	9,075	1,209,314
Coca-Cola Amatil Ltd.	6,417	50,798
Coca-Cola Enterprises, Inc.	140,200	3,154,500
Diageo PLC	95,245	1,955,791
Dr. Pepper Snapple Group, Inc.*	612	16,648
Foster's Group Ltd.	23,198	111,013
Heineken NV	2,161	125,881
InBev NV	8,714	717,843
Kirin Holdings Co., Ltd.	4,000	71,332
Pepsi Bottling Group, Inc.	188,700	6,361,077
PepsiAmericas, Inc.	1,600	41,120
PepsiCo, Inc.	90,650	6,212,245
Pernod Ricard SA	978	112,758
SABMiller PLC	2,214	50,966
		20,397,685
Food & Staples Retailing 0.9%
AEON Co., Ltd.	3,700	54,298
Alimentation Couche-Tard, Inc. "B"	3,800	52,674
BJ's Wholesale Club, Inc.*	13,200	503,184
Carrefour SA	3,327	233,341
Casino Guichard-Perrachon SA	260	32,792
Colruyt SA	258	65,323
CVS Caremark Corp.	84,648	3,417,240
Delhaize Group	1,362	117,787
George Weston Ltd.	1,400	67,421
Ingles Markets, Inc. "A"	5,100	116,382
J Sainsbury PLC	4,178	31,621
Kesko Oyj "B"	423	16,023
Koninklijke Ahold NV*	11,407	169,020
Kroger Co.	99,300	2,705,925
Loblaw Companies Ltd.	3,000	94,817
Metro AG	4,411	349,032
Olam International Ltd.	136,120	267,590
Safeway, Inc.	67,000	2,117,200
Seven & I Holdings Co., Ltd.	4,500	134,431
Shoppers Drug Mart Corp.	23,700	1,251,716
Tesco PLC	18,684	157,920
Wal-Mart Stores, Inc.	14,000	811,720
Walgreen Co.	40,720	1,419,092
Wesfarmers Ltd.	4,643	162,954
Woolworths Ltd.	13,887	374,775
		14,724,278
Food Products 1.4%
Ajinomoto Co., Inc.	2,000	20,199
Bunge Ltd.	7,700	878,493
Cadbury Schweppes PLC	5,101	58,913
Cal-Maine Foods, Inc.	16,500	487,575
Danisco AS	2,450	165,487
Darling International, Inc.*	44,000	671,880
Dean Foods Co.*	65,510	1,522,452
Flowers Foods, Inc.	25,700	665,373
Fresh Del Monte Produce, Inc.*	20,300	643,307
General Mills, Inc.	46,382	2,801,473
Groupe Danone	21,415	1,900,246
IAWS Group PLC	7,831	197,657
Imperial Sugar Co.	18,800	296,476
Kellogg Co.	30,620	1,566,825
Kerry Group PLC "A"	7,547	234,848
Kraft Foods, Inc. "A"	71,021	2,246,394
Nestle SA (Registered)	4,562	2,185,503
Nissin Food Products Co., Ltd.	500	17,593
Parmalat SpA	9,453	32,372
Saputo, Inc.	3,800	102,443
Sara Lee Corp.	131,097	1,902,218
Tate & Lyle PLC	1,463	15,292
Tyson Foods, Inc. "A"	44,500	792,100
Unilever NV (CVA)	15,195	510,818
Unilever PLC	3,062	103,090
Wm. Wrigley Jr. Co.	14,100	1,073,856
Yakult Honsha Co., Ltd.	700	18,678
		21,111,561
Household Products 0.5%
Colgate-Palmolive Co.	62,440	4,414,508
Kao Corp.	2,000	54,173
Procter & Gamble Co.	57,250	3,838,613
		8,307,294
Personal Products 0.0%
Beiersdorf AG*	2,419	206,097
L'Oreal SA	1,377	163,412
Shiseido Co., Ltd.	2,000	48,142
		417,651
Tobacco 0.7%
Altria Group, Inc.	111,955	2,239,100
British American Tobacco PLC	3,562	133,693
Imperial Tobacco Group PLC	10,233	491,570
Japan Tobacco, Inc.	105	509,360
Philip Morris International, Inc.*	96,576	4,928,273
Reynolds American, Inc.	31,923	1,719,054
Swedish Match AB	37,600	824,359
		10,845,409
Energy 8.8%
Energy Equipment & Services 2.0%
Acergy SA	1,100	27,141
Atwood Oceanics, Inc.*	7,600	765,244
Baker Hughes, Inc.	36,070	2,917,342
Dawson Geophysical Co.*	7,900	571,486
ENSCO International, Inc.	34,031	2,168,796
FMC Technologies, Inc.*	33,900	2,278,080
Fugro NV (CVA)	1,904	169,715
Global Industries Ltd.*	10,400	165,984
Gulf Island Fabrication, Inc.	5,000	197,700
Halliburton Co.	106,337	4,881,932
Noble Corp.	86,016	4,840,981
Pioneer Drilling Co.*	12,500	204,125
ProSafe SE	1,100	19,015
SBM Offshore NV	5,256	202,173
Schlumberger Ltd.	48,050	4,831,428
Seadrill Ltd.	400	12,098
Technip SA	239	21,961
Transocean, Inc.*	25,838	3,810,071
Union Drilling, Inc.*	28,200	476,862
Weatherford International Ltd.*	23,661	1,908,733
WorleyParsons Ltd.	1,257	45,777
		30,516,644
Oil, Gas & Consumable Fuels 6.8%
Alpha Natural Resources, Inc.*	16,200	788,130
Apache Corp.	21,500	2,895,620
ATP Oil & Gas Corp.*	900	25,866
Berry Petroleum Co. "A"	14,100	698,232
BG Group PLC	45,857	1,115,047
Bois d'Arc Energy, Inc.*	21,700	518,630
BP PLC	12,587	152,776
Brigham Exploration Co.*	49,300	465,392
Caltex Australia Ltd.	1,309	14,852
Cameco Corp. (b)	58,479	2,046,180
Cameco Corp. (b)	500	17,382
Canadian Natural Resources Ltd.	700	59,463
Canadian Oil Sands Trust (Unit)	300	13,473
Chesapeake Energy Corp.	2,200	113,740
Chevron Corp.	78,100	7,509,315
Clayton Williams Energy, Inc.*	7,800	492,882
Comstock Resources, Inc.*	14,100	641,409
ConocoPhillips	98,211	8,460,878
Devon Energy Corp.	70,732	8,021,009
El Paso Corp.	142,100	2,435,594
Enbridge, Inc.	400	16,451
EnCana Corp.	700	56,474
Eni SpA	10,513	404,831
EOG Resources, Inc.	22,430	2,926,666
ExxonMobil Corp.	166,196	15,467,862
Frontier Oil Corp.	81,400	2,022,790
Gazprom (ADR)	30,100	1,598,061
Hess Corp.	22,395	2,378,349
Husky Energy, Inc.	400	18,064
Imperial Oil Ltd.	500	29,501
INPEX Holdings, Inc.	17	189,554
KazMunaiGas Exploration Production (GDR) 144A	23,900	702,660
Knightsbridge Tankers Ltd.	10,300	297,258
Marathon Oil Corp.	105,314	4,799,159
Mariner Energy, Inc.*	31,900	879,164
McMoRan Exploration Co.*	21,000	575,820
Neste Oil Oyj	358	10,770
Nexen, Inc. (b)	64,824	2,256,523
Nexen, Inc. (b)	700	24,258
Nippon Mining Holdings, Inc.	20,000	124,443
Nippon Oil Corp.	25,000	172,342
Noble Energy	71,054	6,181,698
Occidental Petroleum Corp.	56,430	4,695,540
OMV AG	4,449	334,390
Origin Energy Ltd.	5,715	75,015
Paladin Energy Ltd.*	4,648	18,498
Petro-Canada	600	30,063
Petroleo Brasileiro SA (ADR)	8,800	1,068,496
PetroQuest Energy, Inc.*	26,400	548,592
Repsol YPF SA	24,370	990,398
Royal Dutch Shell PLC "A"	2,398	96,267
Royal Dutch Shell PLC "B"	1,824	72,825
Santos Ltd.	3,740	56,290
St. Mary Land & Exploration Co.	7,900	345,388
StatoilHydro ASA	47,150	1,698,678
Suncor Energy, Inc. (b)	400	45,139
Suncor Energy, Inc. (b)	39,416	4,441,789
Sunoco, Inc.	36,500	1,693,965
Swift Energy Co.*	13,900	724,746
Talisman Energy, Inc.	1,500	30,340
Tesoro Corp.	57,100	1,435,494
TonenGeneral Sekiyu KK	4,000	34,403
Total SA	17,680	1,485,435
Valero Energy Corp.	49,630	2,424,425
W&T Offshore, Inc.	45,100	1,844,590
Western Refining, Inc.	60,800	608,608
Whiting Petroleum Corp.*	10,600	811,112
Woodside Petroleum Ltd.	3,207	169,490
XTO Energy, Inc.	51,695	3,197,853
		106,596,397
Financials 8.1%
Capital Markets 1.4%
3i Group PLC	80,167	1,361,281
Ameriprise Financial, Inc.	33,300	1,581,417
Bank of New York Mellon Corp.	192,750	8,390,407
Credit Suisse Group (Registered)	1,813	97,119
Daiwa Securities Group, Inc.	3,000	30,035
FCStone Group, Inc.*	16,300	675,146
IGM Financial, Inc.	400	19,017
Mediobanca SpA	1,107	23,040
Morgan Stanley	66,900	3,251,340
Nomura Holdings, Inc.	2,900	50,493
Prospect Capital Corp.	24,797	367,987
State Street Corp.	71,690	5,171,717
The Goldman Sachs Group, Inc.	5,700	1,090,809
UBS AG (Registered)*	16,483	554,170
		22,663,978
Commercial Banks 2.4%
Allied Irish Banks PLC	15,685	327,570
Australia & New Zealand Banking Group Ltd.	2,816	57,870
Banca Monte dei Paschi di Siena SpA*	2,902	9,857
Banca Popolare di Milano Scarl	1,274	15,651
Banco Bilbao Vizcaya Argentaria SA	7,772	178,453
Banco Bradesco SA (ADR) (Preferred)	47,000	1,061,260
Banco Comercial Portugues SA (Registered)	79,726	223,199
Banco Espirito Santo SA (Registered)	8,942	170,303
Banco Latinoamericano de Exportaciones SA "E"	6,400	120,320
Banco Popular Espanol SA	1,775	30,726
Banco Santander SA	9,357	202,466
Bank of East Asia Ltd.	8,800	50,273
Bank of Ireland	17,830	244,906
Bank of Montreal	900	44,772
Bank of Nova Scotia	1,700	80,721
Barclays PLC	4,711	42,090
BB&T Corp.	98,016	3,360,969
BNP Paribas	7,335	790,233
BOC Hong Kong (Holdings) Ltd.	21,500	55,935
Boston Private Financial Holdings, Inc.	17,500	162,750
Canadian Imperial Bank of Commerce (b)	30,855	2,271,854
Canadian Imperial Bank of Commerce (b)	600	44,188
Citizens Republic Bancorp., Inc.	6,800	56,100
City Holding Co.	5,400	224,532
Comerica, Inc.	43,558	1,512,769
Commerzbank AG	1,288	46,554
Commonwealth Bank of Australia	1,927	81,099
Credit Agricole SA	1,154	38,851
Danske Bank AS	11,200	387,188
DBS Group Holdings Ltd.	15,000	219,000
Deutsche Postbank AG	203	17,762
Dexia SA	2,113	58,372
DnB NOR ASA	17,900	266,515
Erste Bank der oesterreichischen Sparkassen AG	14,046	1,045,781
First Financial Bankshares, Inc.	4,700	211,453
First Merchants Corp.	3,400	86,938
Grupo Financiero Banorte SAB de CV "O"	153,800	679,059
Hang Seng Bank Ltd.	4,200	84,376
HBOS PLC	2,564	23,640
HSBC Holdings PLC (Registered)	97,572	1,700,365
ICICI Bank Ltd. (ADR)	6,600	294,294
Intesa Sanpaolo	193,309	1,444,380
Intesa Sanpaolo (RNC)	1,308	9,226
Jyske Bank AS (Registered)*	1,500	103,231
KBC Groep NV*	5,520	744,482
Lloyds TSB Group PLC	4,121	35,006
Mitsubishi UFJ Financial Group, Inc.	11,400	125,355
Mizuho Financial Group, Inc.	13	67,575
National Australia Bank Ltd.	2,506	70,973
National Bank of Canada	400	21,340
National Bank of Greece SA	7,700	426,878
National Penn Bancshares, Inc.	27,000	450,630
Nordea Bank AB	11,800	195,127
Old National Bancorp.	21,500	367,865
Oriental Financial Group, Inc.	33,500	629,800
Oversea-Chinese Banking Corp., Ltd.	37,000	240,832
Raiffeisen International Bank-Holding AG	1,480	240,477
Resona Holdings, Inc.	9	17,447
Royal Bank of Canada	2,200	104,899
Royal Bank of Scotland Group PLC	6,738	45,521
Skandinaviska Enskilda Banken AB "A"	2,700	65,460
Societe Generale	9,237	1,077,398
Southside Bancshares, Inc.	3,500	84,455
Standard Chartered PLC	22,885	810,864
Sterling Bancshares, Inc.	37,350	388,066
Sumitomo Mitsui Financial Group, Inc.	9	78,153
Sumitomo Trust & Banking Co., Ltd.	3,000	26,794
Susquehanna Bancshares, Inc.	32,700	650,403
SVB Financial Group*	13,000	632,580
Svenska Handelsbanken AB "A"	2,800	77,721
Sydbank AS	1,650	61,797
Synovus Financial Corp.	136,052	1,610,856
The Bank of Yokohama Ltd.	2,000	14,572
Tompkins Financial Corp.	3,800	183,806
UniCredito Italiano SpA	137,740	1,039,145
Unione di Banche Italiane ScpA	1,201	31,757
United Overseas Bank Ltd.	18,000	269,990
US Bancorp	75,100	2,545,139
VTB Bank OJSC (GDR) 144A*	93,100	697,319
Wells Fargo & Co.	153,400	4,563,650
WesBanco, Inc.	3,800	81,738
Westpac Banking Corp.	2,811	64,621
Zions Bancorp.	15,196	704,335
		37,682,677
Consumer Finance 0.3%
Capital One Financial Corp.	46,400	2,459,200
Cash America International, Inc.	15,700	640,403
Dollar Financial Corp.*	22,300	481,234
EZCORP, Inc. "A"*	34,500	418,830
ORIX Corp.	160	29,075
		4,028,742
Diversified Financial Services 0.7%
ASX Ltd.	363	12,214
Bank of America Corp.	121,000	4,542,340
Citigroup, Inc.	56,800	1,435,336
CME Group, Inc.	3,687	1,686,618
Deutsche Boerse AG	5,695	832,931
Fortis	8,305	225,233
Groupe Bruxelles Lambert SA	343	43,428
Hong Kong Exchanges & Clearing Ltd.	7,000	143,383
ING Groep NV (CVA)	7,493	285,251
Interactive Brokers Group, Inc. "A"*	4,800	151,536
JPMorgan Chase & Co.	43,700	2,082,305
Singapore Exchange Ltd.	7,000	44,087
		11,484,662
Insurance 2.3%
ACE Ltd.	53,000	3,195,370
Aegon NV	5,816	93,167
Aflac, Inc.	33,962	2,264,246
Alleanza Assicurazioni SpA	735	9,606
Allianz SE (Registered)	3,872	787,541
Allied World Assurance Co. Holdings Ltd.	24,100	993,643
Allstate Corp.	62,742	3,159,687
American International Group, Inc.	3,400	157,080
AMP Ltd.	3,058	22,488
AmTrust Financial Services, Inc.	38,400	597,120
Aspen Insurance Holdings Ltd.	21,400	556,186
Assicurazioni Generali SpA	1,665	73,757
Aviva PLC	1,867	23,182
Axa	13,346	494,693
AXA Asia Pacific Holdings Ltd.	1,676	9,345
CNP Assurances	77	9,125
Darwin Professional Underwriters, Inc.*	1,600	39,600
Endurance Specialty Holdings Ltd.	17,700	657,201
Genworth Financial, Inc. "A"	80,439	1,854,923
Great-West Lifeco, Inc.	500	15,535
Hallmark Financial Services, Inc.*	14,800	160,284
Hartford Financial Services Group, Inc.	37,041	2,639,912
Insurance Australia Group Ltd.	3,370	13,839
Irish Life & Permanent PLC	5,155	82,541
Legal & General Group PLC	6,916	17,320
Loews Corp.	64,734	2,725,949
Manulife Financial Corp.	2,500	97,731
Max Capital Group Ltd.	5,700	133,437
MetLife, Inc.	40,604	2,470,753
Millea Holdings, Inc.	1,100	46,418
Mitsui Sumitomo Insurance Group Holdings, Inc.*	600	23,888
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	406	78,515
National Interstate Corp.	700	15,925
Navigators Group, Inc.*	10,400	509,600
Old Mutual PLC	4,270	10,771
PartnerRe Ltd.	63,300	4,682,934
Platinum Underwriters Holdings Ltd.	17,200	616,964
Power Corp. of Canada	600	21,043
Power Financial Corp.	400	14,771
Prudential PLC	84,891	1,156,339
QBE Insurance Group Ltd.	31,926	760,316
Reinsurance Group of America, Inc.	21,500	1,117,570
Sampo Oyj "A"	13,241	374,368
Seabright Insurance Holdings*	16,600	257,632
Sompo Japan Insurance, Inc.	2,000	22,402
Storebrand ASA	10,100	95,966
Sun Life Financial, Inc.	900	43,512
Suncorp-Metway Ltd.	1,450	18,587
Swiss Life Holding (Registered)*	62	18,533
Swiss Re (Registered)	602	50,065
T&D Holdings, Inc.	300	19,200
The Travelers Companies, Inc.	8,600	433,440
Topdanmark AS*	425	75,060
Unum Group	36,295	842,407
W.R. Berkley Corp.	29,600	760,424
Zurich Financial Services AG (Registered)	243	74,204
		35,496,115
Real Estate Investment Trusts 0.8%
Alexandria Real Estate Equities, Inc. (REIT)	3,400	357,102
Apartment Investment & Management Co. "A" (REIT)	5,710	211,156
AvalonBay Communities, Inc. (REIT)	3,800	379,050
BioMed Realty Trust, Inc. (REIT)	12,300	319,800
Boston Properties, Inc. (REIT)	2,000	200,980
CapitaMall Trust (REIT)	20,000	51,142
Corio NV (REIT)	227	21,187
Corporate Office Properties Trust (REIT)	8,800	328,240
Cousins Properties, Inc. (REIT)	11,000	279,510
Digital Realty Trust, Inc. (REIT)	9,300	360,375
Equity Lifestyle Properties, Inc. (REIT)	5,400	266,976
Equity Residential (REIT)	10,100	419,352
First Industrial Realty Trust, Inc. (REIT)	12,600	380,646
Glimcher Realty Trust (REIT)	11,300	135,600
Goodman Group (REIT)	3,467	14,683
GPT Group (REIT)	4,877	15,407
HCP, Inc. (REIT)	5,800	207,060
Healthcare Realty Trust, Inc. (REIT)	8,300	235,139
Home Properties, Inc. (REIT)	7,000	367,990
Hospitality Properties Trust (REIT)	10,000	321,300
Host Hotels & Resorts, Inc. (REIT)	18,100	311,320
Kimco Realty Corp. (REIT)	6,500	259,415
LaSalle Hotel Properties (REIT)	8,200	262,974
Lexington Realty Trust (REIT)	18,800	270,720
Link (REIT)	14,000	33,871
Maguire Properties, Inc. (REIT)	8,600	138,460
Mid-America Apartment Communities, Inc. (REIT)	5,800	304,500
OMEGA Healthcare Investors, Inc. (REIT)	9,000	157,500
Parkway Properties, Inc. (REIT)	8,000	317,280
Pennsylvania Real Estate Investment Trust (REIT)	7,300	183,814
Potlatch Corp. (REIT)	5,700	255,417
ProLogis (REIT)	7,300	457,053
Public Storage (REIT)	7,000	634,900
Realty Income Corp. (REIT)	12,900	339,399
Senior Housing Properties Trust (REIT)	18,500	443,075
Simon Property Group, Inc. (REIT)	9,100	908,726
Sovran Self Storage, Inc. (REIT)	4,900	219,030
Stockland (REIT)	2,927	19,880
Strategic Hotels & Resorts, Inc. (REIT)	15,600	224,796
Sunstone Hotel Investors, Inc. (REIT)	14,900	278,332
Unibail-Rodamco (REIT)	125	32,273
Vornado Realty Trust (REIT)	5,100	474,759
Washington Real Estate Investment Trust (REIT)	11,100	394,383
Weingarten Realty Investors (REIT)	1,500	55,335
Wereldhave NV (REIT)	152	19,274
Westfield Group (REIT)	2,826	48,403
		11,917,584
Real Estate Management & Development 0.1%
Brookfield Asset Management, Inc. "A"	1,000	32,618
Capitaland Ltd.	24,000	120,964
Cheung Kong (Holdings) Ltd.	10,000	156,499
City Developments Ltd.	4,000	35,549
Hang Lung Properties Ltd.	12,000	48,962
Henderson Land Development Co., Ltd.	6,000	45,919
Immoeast AG*	13,088	132,473
Immofinanz Immobilien Anlagen AG	12,878	142,444
Kerry Properties Ltd.	4,000	27,205
Lend Lease Corp., Ltd.	911	10,614
Meinl European Land Ltd.*	9,641	127,154
Mitsubishi Estate Co., Ltd.	2,000	57,681
Mitsui Fudosan Co., Ltd.	2,000	49,974
New World Development Co., Ltd.	14,000	36,168
Sino Land Co., Ltd.	8,000	20,085
Sumitomo Realty & Development Co., Ltd.	1,000	24,800
Sun Hung Kai Properties Ltd.	8,000	139,216
Swire Pacific Ltd. "A"	5,000	58,471
Wharf Holdings Ltd.	145,000	730,433
		1,997,229
Thrifts & Mortgage Finance 0.1%
Corus Bankshares, Inc.	25,700	188,381
Dime Community Bancshares	33,000	616,110
Flagstar Bancorp., Inc.	44,300	271,116
Flushing Financial Corp.	16,500	322,080
Northwest Bancorp., Inc.	9,400	242,520
WSFS Financial Corp.	2,500	127,025
		1,767,232
Health Care 7.1%
Biotechnology 1.1%
Alkermes, Inc.*	32,600	405,218
Alnylam Pharmaceuticals, Inc.*	16,400	411,312
Amgen, Inc.*	79,500	3,328,665
Applera Corp. — Celera Group*	27,900	373,302
Celgene Corp.*	27,500	1,708,850
CSL Ltd.	19,870	743,520
Cubist Pharmaceuticals, Inc.*	32,200	623,392
Genentech, Inc.*	39,600	2,700,720
Gilead Sciences, Inc.*	89,120	4,612,851
Isis Pharmaceuticals, Inc.*	39,100	460,598
Onyx Pharmaceuticals, Inc.*	14,600	513,336
OSI Pharmaceuticals, Inc.*	19,600	679,140
		16,560,904
Health Care Equipment & Supplies 1.4%
Align Technology, Inc.*	31,500	386,820
Analogic Corp.	2,600	149,734
Baxter International, Inc.	150,344	9,369,438
C.R. Bard, Inc.	18,220	1,715,778
Cochlear Ltd.	2,031	108,891
Essilor International SA	1,930	120,189
Getinge AB "B"	800	20,419
Hologic, Inc.*	38,000	1,109,220
Intuitive Surgical, Inc.*	5,700	1,648,782
Invacare Corp.	5,300	95,612
Kinetic Concepts, Inc.*	33,000	1,308,780
Medtronic, Inc.	42,260	2,057,217
Meridian Bioscience, Inc.	2,400	64,632
Merit Medical Systems, Inc.*	15,200	223,592
Nobel Biocare Holding AG (Bearer)	485	17,527
Olympus Corp.	2,000	66,165
Smith & Nephew PLC	4,258	55,115
Sonova Holding AG (Registered)	186	15,633
SurModics, Inc.*	13,700	609,239
Synthes, Inc.	232	31,804
Terumo Corp.	17,700	876,724
William Demant Holding AS*	325	25,776
Zimmer Holdings, Inc.*	25,770	1,911,103
		21,988,190
Health Care Providers & Services 1.4%
Aetna, Inc.	94,500	4,120,200
Air Methods Corp.*	2,800	112,280
Alliance Imaging, Inc.*	6,500	52,975
Animal Health International, Inc.*	1,300	11,427
Apria Healthcare Group, Inc.*	33,900	597,318
Celesio AG	1,309	56,038
Centene Corp.*	21,800	400,466
CorVel Corp.*	15,200	500,080
Fresenius Medical Care AG & Co. KGaA	20,183	1,073,485
Health Net, Inc.*	85,000	2,489,650
Healthspring, Inc.*	31,300	527,092
Kindred Healthcare, Inc.*	26,700	633,591
Laboratory Corp. of America Holdings*	19,900	1,504,838
Landauer, Inc.	400	21,300
Magellan Health Services, Inc.*	14,300	551,837
Medco Health Solutions, Inc.*	18,300	906,582
Owens & Minor, Inc.	20,500	929,060
RehabCare Group, Inc.*	7,900	134,300
Res-Care, Inc.*	10,200	166,158
Sonic Healthcare Ltd.	11,883	170,421
UnitedHealth Group, Inc.	27,160	886,231
WellPoint, Inc.*	127,279	6,332,130
		22,177,459
Health Care Technology 0.0%
Agfa Gevaert NV*	19,563	144,022
Eclipsys Corp.*	27,700	575,329
		719,351
Life Sciences Tools & Services 0.5%
Cambrex Corp.	47,700	279,045
Dionex Corp.*	2,700	211,194
eResearchTechnology, Inc.*	41,900	510,342
Lonza Group AG (Registered)	9,382	1,279,115
MDS, Inc.*	29,000	573,607
Nektar Therapeutics*	6,500	31,330
PAREXEL International Corp.*	11,000	279,400
Pharmanet Development Group, Inc.*	16,500	393,690
QIAGEN NV*	2,780	62,408
Thermo Fisher Scientific, Inc.*	66,927	3,873,065
		7,493,196
Pharmaceuticals 2.7%
Abbott Laboratories	67,424	3,556,616
Astellas Pharma, Inc.	4,900	201,259
AstraZeneca PLC	6,600	277,668
Biovail Corp.	33,100	378,624
Caraco Pharmaceutical Laboratories Ltd.*	18,700	308,176
Chugai Pharmaceutical Co., Ltd.	2,900	40,505
Daiichi Sankyo Co., Ltd.	7,000	193,380
Eisai Co., Ltd.	2,600	92,382
Elan Corp. PLC*	36,705	997,824
Eli Lilly & Co.	117,250	5,644,415
GlaxoSmithKline PLC	24,939	552,468
Johnson & Johnson	68,866	4,620,220
Kyowa Hakko Kogyo Co., Ltd.	3,000	27,057
Medicis Pharmaceutical Corp. "A"	33,300	685,980
Merck & Co., Inc.	88,900	3,381,756
Merck KGaA	994	141,341
Mitsubishi Tanabe Pharma Corp.	3,000	35,947
Novartis AG (Registered)	8,740	443,841
Novo Nordisk AS "B"	19,075	1,311,910
Obagi Medical Products, Inc.*	2,600	20,826
Perrigo Co.	24,400	1,000,156
Pfizer, Inc.	384,689	7,736,096
Roche Holding AG (Genusschein)	9,965	1,659,366
Sanofi-Aventis	10,531	811,161
Schering-Plough Corp.	170,200	3,133,382
Shionogi & Co., Ltd.	3,000	57,792
Taisho Pharmaceutical Co., Ltd.	1,000	19,136
Takeda Pharmaceutical Co., Ltd.	8,000	424,766
Teva Pharmaceutical Industries Ltd. (ADR)	35,804	1,674,911
UCB SA	16,579	719,399
ViroPharma, Inc.*	14,100	129,156
Wyeth	45,233	2,011,511
		42,289,027
Industrials 7.1%
Aerospace & Defense 1.9%
BAE Systems PLC	58,691	541,129
Boeing Co.	56,200	4,769,132
Bombardier, Inc. "B"*	23,100	151,385
CAE, Inc.	4,700	53,949
Cobham PLC	3,674	16,013
Esterline Technologies Corp.*	3,300	183,678
European Aeronautic Defence & Space Co.	703	17,665
Finmeccanica SpA	654	22,727
Goodrich Corp.	39,100	2,664,665
Honeywell International, Inc.	153,921	9,142,907
Northrop Grumman Corp.	53,700	3,950,709
Raytheon Co.	32,797	2,098,024
Rolls-Royce Group PLC*	4,090	35,423
Rolls-Royce Group PLC "B"*	366,464	729
Singapore Technologies Engineering Ltd.	48,000	114,504
Teledyne Technologies, Inc.*	13,500	792,855
Thales SA	226	14,792
United Technologies Corp.	84,670	6,136,035
		30,706,321
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	700	42,476
Deutsche Post AG (Registered)	1,628	50,781
Hub Group, Inc. "A"*	18,700	611,303
Pacer International, Inc.	29,600	549,376
TNT NV	5,781	224,423
Toll Holdings Ltd.	4,940	36,781
		1,515,140
Airlines 0.2%
Air France-KLM	357	11,094
Cathay Pacific Airways Ltd.	41,000	85,612
Deutsche Lufthansa AG (Registered)	586	15,382
Iberia Lineas Aereas de Espana SA	8,975	35,610
Pinnacle Airlines Corp.*	25,600	212,992
Qantas Airways Ltd.	8,803	28,138
Singapore Airlines Ltd.	19,000	223,747
SkyWest, Inc.	11,200	213,136
Southwest Airlines Co.	79,400	1,051,256
UAL Corp.	46,400	691,360
		2,568,327
Building Products 0.1%
AAON, Inc.	3,800	68,704
Apogee Enterprises, Inc.	34,200	763,002
Asahi Glass Co., Ltd.	2,000	23,991
Assa Abloy AB "B"	1,200	18,702
Compagnie de Saint-Gobain	572	46,027
Daikin Industries Ltd.	400	20,081
Geberit AG (Registered)	186	28,544
Gibraltar Industries, Inc.	14,600	152,570
Insteel Industries, Inc.	21,300	265,398
Wienerberger AG	10,409	601,481
		1,988,500
Commercial Services & Supplies 0.7%
Adecco SA (Registered)	573	34,274
Allied Waste Industries, Inc.*	205,600	2,541,216
American Ecology Corp.	6,100	162,138
Babcock International Group PLC	67,905	793,138
Bowne & Co., Inc.	11,800	196,352
Brambles Ltd.	12,353	103,331
Clean Harbors, Inc.*	4,500	296,865
Comfort Systems USA, Inc.	10,300	140,080
COMSYS IT Partners, Inc.*	41,100	336,198
Consolidated Graphics, Inc.*	10,000	581,700
Dai Nippon Printing Co., Ltd.	1,000	15,346
Deluxe Corp.	25,800	548,508
Experian Group Ltd.	2,421	18,154
Exponent, Inc.*	9,900	334,026
First Advantage Corp. "A"*	3,100	63,581
G4S PLC	3,161	14,292
GeoEye, Inc.*	14,900	343,147
HNI Corp.	12,700	276,479
Hudson Highland Group, Inc.*	45,400	402,698
Intertek Group PLC	29,663	569,755
Kforce, Inc.*	4,100	33,743
Layne Christensen Co.*	800	34,136
PeopleSupport, Inc.*	4,000	39,560
Randstad Holdings NV	787	33,147
Rentokil Initial PLC	5,625	10,708
Rollins, Inc.	5,150	82,040
Secom Co., Ltd.	300	14,038
Securitas AB "B"	1,200	15,459
Serco Group PLC	1,430	12,461
SGS SA (Registered)	21	29,430
The Brink's Co.	35,600	2,589,900
United Stationers, Inc.*	14,400	634,896
Vedior NV (CVA)	2,521	69,879
Volt Information Sciences, Inc.*	27,900	372,186
Watson Wyatt Worldwide, Inc. "A"	1,600	93,792
		11,836,653
Construction & Engineering 0.5%
Acciona SA	502	142,609
ACS, Actividades de Construccion y Servicios SA	3,742	222,152
AMEC PLC	175,220	2,747,903
Balfour Beatty PLC	1,558	13,538
EMCOR Group, Inc.*	26,700	669,102
FLSmidth & Co. AS	600	63,300
Fomento de Construcciones y Contratas SA	881	63,132
Granite Construction, Inc.	20,900	716,870
Grupo Ferrovial SA	1,164	94,836
Leighton Holdings Ltd.	27,830	1,229,194
Michael Baker Corp.*	9,900	208,494
Orascom Construction Industries (GDR) (REG S)	3,750	603,567
Perini Corp.*	14,900	539,082
Sacyr Vallehermoso SA	1,555	55,373
Skanska AB "B"	1,600	26,470
SNC-Lavalin Group, Inc.	2,800	140,431
Vinci SA	844	62,302
YIT Oyj	6,152	174,689
		7,773,044
Electrical Equipment 0.4%
ABB Ltd. (Registered)	33,046	1,013,086
Acuity Brands, Inc.	7,400	354,016
Alstom	208	48,218
Emerson Electric Co.	47,000	2,456,220
Gamesa Corp. Tecnologica SA	2,321	113,022
GrafTech International Ltd.*	34,200	672,030
II-VI, Inc.*	18,600	690,804
LSI Industries, Inc.	14,600	160,016
Mitsubishi Electric Corp.	3,000	30,884
Polypore International, Inc.*	4,500	105,345
Schneider Electric SA	420	51,373
Solarworld AG	188	10,076
Superior Essex, Inc.*	21,600	642,168
Vestas Wind Systems AS*	1,750	191,367
		6,538,625
Industrial Conglomerates 1.2%
3M Co.	24,600	1,891,740
CSR Ltd.	10,121	30,074
Fraser & Neave Ltd.	31,000	108,899
General Electric Co.	367,657	12,022,384
Hutchison Whampoa Ltd.	62,000	607,227
Keppel Corp., Ltd.	40,000	303,327
Koninklijke (Royal) Philips Electronics NV	7,261	272,639
McDermott International, Inc.*	34,100	1,827,078
Orkla ASA	1,900	25,037
SembCorp Industries Ltd.	33,000	101,802
Siemens AG (Registered)	1,788	210,829
Smiths Group PLC	1,308	25,109
Walter Industries, Inc.	11,000	762,960
		18,189,105
Machinery 1.0%
Actuant Corp. "A"	13,100	443,697
Alfa Laval AB	375	24,627
Ampco-Pittsburgh Corp.	900	40,698
Atlas Copco AB "A"	800	12,868
Badger Meter, Inc.	7,700	400,939
Caterpillar, Inc.	61,760	5,056,909
China Infrastructure Machinery Holdings Ltd.	621,000	703,607
Columbus McKinnon Corp.*	17,500	495,425
Crane Co.	3,200	131,008
Dover Corp.	48,646	2,406,518
EnPro Industries, Inc.*	7,900	286,770
FANUC Ltd.	300	31,774
KCI Konecranes Oyj	2,990	130,530
Komatsu Ltd.	46,200	1,412,208
Kone Oyj "B"	6,699	262,140
Kubota Corp.	2,000	14,091
MAN AG	250	34,785
Metso Corp.	5,598	240,446
Mitsubishi Heavy Industries Ltd.	5,000	23,347
Mueller Industries, Inc.	3,900	126,243
Parker Hannifin Corp.	26,400	2,108,040
Sandvik AB	3,600	55,345
Scania AB "B"	1,400	28,898
Schindler Holding AG	266	21,678
SKF AB "B"	1,800	33,010
Sulzer AG (Registered)	140	18,272
Twin Disc, Inc.	3,500	63,105
Vallourec SA	105	28,643
Valmont Industries, Inc.	4,000	393,840
Volvo AB "A"	1,800	27,074
Volvo AB "B"	4,100	62,522
Wartsila Oyj	2,814	191,446
Zardoya Otis SA	2,140	60,101
		15,370,604
Marine 0.2%
A P Moller-Maersk AS "B"	11	114,024
Kirby Corp.*	38,500	2,111,340
Kuehne & Nagel International AG (Registered)	248	26,537
Mitsui O.S.K. Lines Ltd.	2,000	27,340
Nippon Yusen Kabushiki Kaisha	2,000	19,537
TBS International Ltd. "A"*	8,900	357,602
		2,656,380
Road & Rail 0.4%
Canadian National Railway Co. (b)	46,700	2,446,613
Canadian National Railway Co. (b)	8,100	424,182
Canadian Pacific Railway Ltd.	2,600	179,116
Central Japan Railway Co.	2	19,576
ComfortDelGro Corp., Ltd.	71,000	91,342
Dollar Thrifty Automotive Group, Inc.*	23,800	313,922
DSV AS	2,200	53,946
East Japan Railway Co.	5	39,935
FirstGroup PLC	1,366	15,357
MTR Corp., Ltd.	41,500	148,687
Ryder System, Inc.	26,200	1,793,914
Union Pacific Corp.	3,300	479,127
West Japan Railway Co.	4	17,320
		6,023,037
Trading Companies & Distributors 0.3%
Applied Industrial Technologies, Inc.	22,200	536,352
Bunzl PLC	1,161	17,020
Electro Rent Corp.	16,000	216,160
Finning International, Inc.	2,400	71,373
Hagemeyer NV	8,465	63,709
Itochu Corp.	2,000	21,071
Marubeni Corp.	3,000	23,757
Mitsubishi Corp.	46,400	1,501,612
Mitsui & Co., Ltd.	41,000	955,477
Noble Group Ltd.	250,000	409,008
Sumitomo Corp.	1,600	21,359
United Rentals, Inc.*	40,100	755,484
Wolseley PLC	1,672	16,558
		4,608,940
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	4,546	150,659
Atlantia SpA	591	19,393
Brisa	57,605	817,370
Cintra Concesiones de Infraestructuras de Transporte SA	4,048	62,510
DP World Ltd.*	227,129	238,485
Hopewell Holdings Ltd.	19,000	82,957
Macquarie Infrastructure Group (Unit)	24,494	65,122
Novorossiysk Sea Trade Port (GDR) 144A*	11,000	170,500
Transurban Group (Unit)	9,967	64,540
		1,671,536
Information Technology 7.4%
Communications Equipment 0.7%
Alcatel-Lucent	21,660	145,882
Anaren, Inc.*	17,000	228,990
Avocent Corp.*	15,800	308,258
Cisco Systems, Inc.*	174,530	4,474,949
Harmonic, Inc.*	48,600	401,922
Infinera Corp.*	32,100	406,386
MasTec, Inc.*	53,000	434,070
Nokia Oyj	35,245	1,060,931
Nortel Networks Corp.*	2,700	23,003
Oplink Communications, Inc.*	32,200	309,442
QUALCOMM, Inc.	51,770	2,235,946
Research In Motion Ltd.*	3,100	377,350
Tandberg ASA	2,700	45,976
Tekelec*	45,700	672,704
Telefonaktiebolaget LM Ericsson "B"	167,000	425,478
		11,551,287
Computers & Peripherals 2.2%
Apple, Inc.*	34,580	6,015,191
Brocade Communications Systems, Inc.*	295,105	2,112,952
Data Domain, Inc.*	23,400	508,950
EMC Corp.*	125,490	1,932,546
Emulex Corp.*	44,200	578,578
Fujitsu Ltd.	4,000	25,734
Hewlett-Packard Co.	171,700	7,958,295
International Business Machines Corp.	69,740	8,417,618
Intevac, Inc.*	23,900	317,392
Lexmark International, Inc. "A"*	57,000	1,789,230
Logitech International SA (Registered)*	10,180	307,957
NEC Corp.	4,000	19,097
Novatel Wireless, Inc.*	35,300	314,876
Rimage Corp.*	1,700	30,379
Seagate Technology	37,100	700,077
Sun Microsystems, Inc.*	133,900	2,096,874
Toshiba Corp.	5,000	41,819
Western Digital Corp.*	57,600	1,669,824
Wincor Nixdorf AG	264	20,217
		34,857,606
Electronic Equipment & Instruments 0.5%
Arrow Electronics, Inc.*	60,800	1,654,368
Avnet, Inc.*	57,000	1,492,830
Benchmark Electronics, Inc.*	4,700	83,566
Dolby Laboratories, Inc. "A"*	14,700	590,205
Electrocomponents PLC	12,062	44,359
Fujifilm Holdings Corp.	600	23,156
Hitachi Ltd.	6,000	40,767
Hoya Corp.	800	22,258
IBIDEN Co., Ltd.	200	8,800
Insight Enterprises, Inc.*	20,600	248,436
Keyence Corp.	100	25,599
Kingboard Chemical Holdings Ltd.	40,600	192,432
Kyocera Corp.	300	27,537
Mettler-Toledo International, Inc.*	18,400	1,752,784
Multi-Fineline Electronix, Inc.*	18,400	347,760
Murata Manufacturing Co., Ltd.	400	21,036
Nidec Corp.	200	14,961
ScanSource, Inc.*	2,600	64,922
SYNNEX Corp.*	8,700	207,756
TDK Corp.	300	20,546
Technitrol, Inc.	22,200	466,200
		7,350,278
Internet Software & Services 0.6%
CMGI, Inc.*	14,400	199,152
CNET Networks, Inc.*	36,800	285,200
EarthLink, Inc.*	43,000	392,590
eBay, Inc.*	25,400	794,766
Google, Inc. "A"*	9,390	5,392,583
InfoSpace, Inc.	8,600	103,716
j2 Global Communications, Inc.*	7,300	156,220
Tencent Holdings Ltd.	1,400	9,271
United Online, Inc.	20,200	215,736
ValueClick, Inc.*	19,600	391,020
Websense, Inc.*	5,900	114,755
Yahoo! Japan Corp.	28	12,459
Yahoo!, Inc.*	37,700	1,033,357
		9,100,825
IT Services 0.7%
Accenture Ltd. "A"	61,140	2,295,807
Acxiom Corp.	8,100	95,823
Atos Origin SA*	562	34,298
Cap Gemini SA	1,078	65,383
CGI Group, Inc. "A"*	2,000	23,295
Computer Sciences Corp.*	32,300	1,407,957
CSG Systems International, Inc.*	69,900	845,790
Fiserv, Inc.*	25,900	1,309,245
iGATE Corp.*	11,000	89,430
Indra Sistemas SA	1,022	27,984
LogicaCMG PLC	38,328	86,826
MAXIMUS, Inc.	19,700	747,024
NTT Data Corp.	3	12,397
Redecard SA (GDR) 144A	19,100	744,603
SAIC, Inc.*	44,900	853,100
Sapient Corp.*	29,800	212,176
Visa, Inc. "A"*	29,500	2,461,775
		11,312,913
Office Electronics 0.2%
Canon, Inc.	39,100	1,957,855
Konica Minolta Holdings, Inc.	1,000	15,059
Neopost SA	285	29,744
Ricoh Co., Ltd.	1,000	17,370
Xerox Corp.	18,800	262,636
		2,282,664
Semiconductors & Semiconductor Equipment 1.0%
ANADIGICS, Inc.*	35,500	396,180
ARM Holdings PLC	33,734	67,034
ASML Holding NV*	15,077	427,126
Broadcom Corp. "A"*	29,480	765,301
Infineon Technologies AG*	5,522	51,531
Intel Corp.	178,800	3,980,088
NVIDIA Corp.*	58,500	1,202,175
OC Oerlikon Corp. AG (Registered)*	419	144,165
Pericom Semiconductor Corp.*	6,400	109,056
ROHM Co., Ltd.	200	14,052
Rubicon Technology, Inc.*	3,800	83,828
Semtech Corp.*	39,600	643,104
Skyworks Solutions, Inc.*	63,200	549,208
Standard Microsystems Corp.*	17,400	515,910
STMicroelectronics NV	5,331	61,975
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	227,967	2,562,349
Techwell, Inc.*	4,100	43,050
Texas Instruments, Inc.	102,900	3,000,564
Tokyo Electron Ltd.	300	19,358
TriQuint Semiconductor, Inc.*	87,400	575,966
Volterra Semiconductor Corp.*	8,600	129,516
Zoran Corp.*	37,500	493,500
		15,835,036
Software 1.5%
Adobe Systems, Inc.*	50,050	1,866,364
Advent Software, Inc.*	15,100	601,886
Compuware Corp.*	134,900	1,017,146
Dassault Systemes SA	503	31,582
Electronic Arts, Inc.*	27,750	1,428,293
FalconStor Software, Inc.*	12,300	100,245
JDA Software Group, Inc.*	34,200	646,380
Microsoft Corp.	469,188	13,381,242
Misys PLC	13,251	41,056
Net 1 UEPS Technologies, Inc.*	19,200	450,048
Nintendo Co., Ltd.	3,100	1,718,019
Progress Software Corp.*	1,600	48,368
Renaissance Learning, Inc.	2,900	40,774
SAP AG	6,376	321,692
SPSS, Inc.*	11,900	502,656
Sybase, Inc.*	15,900	467,778
The Sage Group PLC	39,821	155,448
		22,818,977
Materials 3.4%
Chemicals 1.9%
Agrium, Inc.	300	23,590
Air Products & Chemicals, Inc.	30,923	3,043,751
Akzo Nobel NV	3,651	309,471
Asahi Kasei Corp.	4,000	22,780
BASF SE	1,013	144,504
Bayer AG	18,281	1,558,448
Calgon Carbon Corp.*	34,400	490,200
Celanese Corp. "A"	9,300	416,175
CF Industries Holdings, Inc.	8,400	1,123,080
Ciba Holding AG	544	18,000
Dow Chemical Co.	97,396	3,910,449
Eastman Chemical Co.	6,300	463,050
Ecolab, Inc.	38,270	1,758,889
GenTek, Inc.*	7,500	232,950
Givaudan SA (Registered)	43	43,434
JSR Corp.	600	13,464
Koninklijke DSM NV	1,997	107,582
Linde AG	6,263	917,821
Mitsubishi Chemical Holdings Corp.	3,500	23,370
Mitsubishi Gas Chemical Co., Inc.	2,000	13,646
Mitsui Chemicals, Inc.	2,000	12,259
Monsanto Co.	46,400	5,290,528
NewMarket Corp.	7,800	506,454
Nitto Denko Corp.	500	20,611
Novozymes AS "B"	3,925	355,464
Orica Ltd.	632	17,286
Potash Corp. of Saskatchewan, Inc.	6,400	1,178,131
Praxair, Inc.	58,895	5,377,702
ShengdaTech, Inc.*	4,200	32,424
Shin-Etsu Chemical Co., Ltd.	1,100	68,627
Showa Denko KK	5,000	17,543
Solvay SA	1,817	267,648
Sumitomo Chemical Co., Ltd.	4,000	26,179
Syngenta AG (Registered)	520	154,005
Teijin Ltd.	4,000	15,442
Terra Industries, Inc.*	18,800	711,768
Toray Industries, Inc.	4,000	25,089
Umicore*	3,585	191,883
Uralkali (GDR) 144A*	24,400	1,300,520
Yara International ASA	4,750	345,184
		30,549,401
Construction Materials 0.1%
CRH PLC	9,763	369,754
Fletcher Building Ltd.	1,027	6,863
Holcim Ltd. (Registered)	1,277	125,300
Imerys SA	396	34,087
Lafarge SA	1,524	275,172
		811,176
Containers & Packaging 0.5%
Amcor Ltd.	1,918	12,187
Gerresheimer AG*	17,002	950,015
Greif, Inc. "A"	11,500	742,900
Owens-Illinois, Inc.*	38,600	2,128,790
Rock-Tenn Co. "A"	17,900	607,347
Smurfit-Stone Container Corp.*	30,700	166,701
Sonoco Products Co.	65,798	2,168,044
Temple-Inland, Inc.	99,100	1,156,497
		7,932,481
Metals & Mining 0.7%
Acerinox SA	13,924	378,450
Agnico-Eagle Mines Ltd.	300	18,841
AK Steel Holding Corp.	24,600	1,544,388
Alumina Ltd.	2,342	12,657
Anglo American PLC	14,619	938,744
Barrick Gold Corp.	1,100	42,281
BHP Billiton Ltd.	4,798	193,261
BHP Billiton PLC	2,650	93,637
BlueScope Steel Ltd.	1,489	15,464
Boliden AB	3,300	36,067
Compass Minerals International, Inc.	12,800	806,400
Fording Canadian Coal Trust (Unit)	100	6,162
Fortescue Metal Group Ltd.*	2,210	15,335
Freeport-McMoRan Copper & Gold, Inc.	16,100	1,831,375
Goldcorp, Inc.	1,000	35,558
Hecla Mining Co.*	44,800	459,648
JFE Holdings, Inc.	1,500	81,791
Kinross Gold Corp.	700	13,227
Kobe Steel Ltd.	9,000	27,112
Mitsubishi Materials Corp.	4,000	18,864
Newcrest Mining Ltd.	837	22,794
Nippon Steel Corp.	15,000	84,797
Norsk Hydro ASA	3,700	54,685
Outokumpu Oyj	1,759	83,928
Rautaruukki Oyj	1,239	58,926
Reliance Steel & Aluminum Co.	27,700	1,683,606
Rio Tinto Ltd.	357	45,820
Rio Tinto PLC	1,133	131,518
Salzgitter AG	99	20,222
SSAB Svenskt Stal AB "A"	2,800	93,294
Sumitomo Metal Industries Ltd.	11,000	46,504
Sumitomo Metal Mining Co., Ltd.	1,000	18,220
Teck Cominco Ltd. "B"	600	26,107
ThyssenKrupp AG	786	49,041
Universal Stainless & Alloy Products, Inc.*	4,700	179,822
Vedanta Resources PLC	21,207	934,545
voestalpine AG	771	59,273
Xstrata PLC	13,228	1,027,452
Yamana Gold, Inc.	700	8,973
Zinifex Ltd.	1,024	9,707
		11,208,496
Paper & Forest Products 0.2%
Buckeye Technologies, Inc.*	43,400	374,542
International Paper Co.	88,100	2,305,577
Oji Paper Co., Ltd.	3,000	13,559
Schweitzer-Mauduit International, Inc.	8,000	177,040
Stora Enso Oyj "R"	8,361	103,606
Svenska Cellulosa AB "B"	11,000	185,251
UPM-Kymmene Oyj	7,624	146,553
		3,306,128
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.1%
Alaska Communications Systems Group, Inc.	56,200	628,316
AT&T, Inc.	226,657	8,773,893
Atlantic Tele-Network, Inc.	11,400	354,882
BCE, Inc. (b)	85,166	3,106,856
BCE, Inc. (b)	3,800	138,854
Belgacom SA	706	32,459
BT Group PLC	14,148	62,177
Cable & Wireless PLC	4,648	13,697
Deutsche Telekom AG (Registered)	19,081	342,631
Elisa Oyj	768	17,217
FairPoint Communications, Inc.	3,002	27,648
France Telecom SA	26,844	843,094
Koninklijke (Royal) KPN NV	33,989	621,260
Nippon Telegraph & Telephone Corp.	83	358,867
PCCW Ltd.	926,000	597,920
Portugal Telecom SGPS SA (Registered)	31,285	371,866
Premiere Global Services, Inc.*	16,100	233,772
PT Telekomunikasi Indonesia (ADR)	27,400	1,063,668
Singapore Telecommunications Ltd.	289,000	826,062
Swisscom AG (Registered)	1,731	617,415
Tele2 AB "B"	8,000	178,029
Telecom Corp. of New Zealand Ltd.	237,288	701,656
Telecom Italia SpA	169,317	356,051
Telecom Italia SpA (RNC)	86,137	141,088
Telefonica SA	72,311	2,097,717
Telekom Austria AG	41,495	1,026,803
Telenor ASA*	20,300	408,180
TeliaSonera AB	58,500	522,070
Telstra Corp., Ltd.	132,571	568,864
Telstra Corp., Ltd. (Insurance Receipt)	66,925	186,146
Telus Corp.	900	41,394
Telus Corp. (Non-Voting Shares)	2,300	102,062
Verizon Communications, Inc.	148,400	5,710,432
Windstream Corp.	49,900	585,826
		31,658,872
Wireless Telecommunication Services 0.4%
America Movil SAB de CV "L" (ADR)	13,700	794,052
American Tower Corp. "A"*	20,900	907,478
Bouygues SA	950	71,020
Centennial Communications Corp.*	17,400	105,444
China Mobile Ltd.	51,000	879,361
Hutchison Telecommunications International Ltd.	324,000	455,719
KDDI Corp.	42	270,390
Mobistar SA	167	14,871
NTT DoCoMo, Inc.	257	380,172
Rogers Communications, Inc. "B"	7,300	324,807
Softbank Corp.	12,600	256,263
Telephone & Data Systems, Inc.	25,800	988,140
USA Mobility, Inc.*	46,700	333,438
Vodafone Group PLC	259,679	821,344
		6,602,499
Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.	68,073	3,662,327
American Electric Power Co., Inc.	2,300	102,649
Brookfield Infrastructure Partners LP	40	795
Chubu Electric Power Co., Inc.	7,200	168,922
CLP Holdings Ltd.	38,000	300,536
Duke Energy Corp.	116,058	2,125,022
E.ON AG	10,864	2,209,496
Edison International	52,200	2,723,274
EDP — Energias de Portugal SA	61,521	387,714
Enel SpA	71,891	780,811
Entergy Corp.	20,102	2,308,916
Exelon Corp.	50,114	4,283,745
FirstEnergy Corp.	71,926	5,440,483
Fortis, Inc.	7,500	207,104
Fortum Oyj	1,222	51,670
FPL Group, Inc.	45,346	3,005,986
Hokkaido Electric Power Co., Inc.	2,500	52,426
Hongkong Electric Holding Ltd.	43,000	271,289
Iberdrola SA	89,704	1,312,189
Kansai Electric Power Co., Inc.	8,100	193,055
Kyushu Electric Power Co., Inc.	4,600	104,604
Oesterreichische Elektrizitaetswirtschafts AG "A"	215	16,694
Portland General Electric Co.	6,100	146,400
RWE AG	845	97,198
Scottish & Southern Energy PLC	5,137	141,577
Terna — Rete Elettrica Nationale SpA	20,539	90,700
Tohoku Electric Power Co., Inc.	4,300	97,686
Tokyo Electric Power Co., Inc.	13,200	336,580
Union Fenosa SA	8,008	538,586
Westar Energy, Inc.	20,800	482,352
		31,640,786
Gas Utilities 0.3%
Centrica PLC	29,415	170,947
Gas Natural SDG SA	8,378	490,785
Gaz de France	519	34,241
Hong Kong & China Gas Co., Ltd.	106,000	309,212
New Jersey Resources Corp.	1,650	52,553
ONEOK, Inc.	14,500	697,740
Osaka Gas Co., Ltd.	25,000	89,194
Snam Rete Gas SpA	14,716	93,105
The Laclede Group, Inc.	16,700	631,594
Tokyo Gas Co., Ltd.	27,000	103,897
WGL Holdings, Inc.	28,700	941,360
		3,614,628
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	52,900	918,344
Constellation Energy Group, Inc.	20,100	1,701,465
Electric Power Development Co., Ltd.	1,900	71,471
International Power PLC	13,366	115,987
TransAlta Corp.	9,500	320,440
		3,127,707
Multi-Utilities 0.4%
AGL Energy Ltd.	73,840	868,232
CH Energy Group, Inc.	2,400	84,864
National Grid PLC	18,797	260,481
PG&E Corp.	81,567	3,262,680
Sempra Energy	33,800	1,915,446
Suez SA	2,880	202,952
United Utilities PLC	5,466	77,459
Veolia Environnement	975	70,313
		6,742,427
Water Utilities 0.0%
Severn Trent PLC	1,502	43,395
Total Common Stocks (Cost $814,557,267)		907,137,293

Participatory Notes 0.1%
Aldar Properties PJSC, Commercial Bank of Qatar, Dubai Islamic Bank, National Central Cooling Co., and Qatar Electricity & Water Co. (issuer Merrill Lynch International), Expiration Date 10/26/2009*	5,400	538,380
Merrill Lynch Pioneers Index (issuer Merrill Lynch International), Expiration Date 2/27/2009*	3,600	352,620
Total Participatory Notes (Cost $899,960)		891,000

Rights 0.0%
Banca Monte dei Paschi di Siena SpA, Expiration Date 5/19/2008*	2,902	2,030
UBS AG, Expiration Date 5/9/2008*	13,368	22,578
Wesfarmers Ltd., Expiration Date 5/20/2008*	580	4,597
Total Rights (Cost $25,392)		29,205

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	15	0
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	75,400	20,929
Total Warrants (Cost $0)		20,929

Convertible Preferred Stock 0.0%
ION Media Networks, Inc., 144A, 12.0% (Cost $17,340)	25,001	938

Preferred Stocks 0.1%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE	4,678	855,575
Volkswagen AG	195	32,137
		887,712
Consumer Staples 0.0%
Henkel KGaA	4,833	205,509
Utilities 0.0%
RWE AG	71	6,602
Total Preferred Stocks (Cost $1,201,385)		1,099,823
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 10.3%
Consumer Discretionary 0.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	235,000	209,737
American Achievement Corp., 8.25%, 4/1/2012	45,000	39,600
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	97,221	71,944
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	105,000	87,150
8.0%, 3/15/2014	50,000	45,250
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	90,000	76,500
Cablevision Systems Corp., Series B, 7.132%**, 4/1/2009	55,000	55,413
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	75,000	68,438
Carrols Corp., 9.0%, 1/15/2013	45,000	41,400
Charter Communications Holdings LLC, 11.0%, 10/1/2015	139,000	108,073
Charter Communications, Inc., 144A, 10.875%, 9/15/2014	135,000	142,762
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	50,000	65,971
Cooper-Standard Automotive, Inc., 7.0%, 12/15/2012	55,000	50,435
CSC Holdings, Inc.:
7.25%, 7/15/2008	85,000	85,106
Series B, 8.125%, 7/15/2009	85,000	86,700
Series B, 8.125%, 8/15/2009	170,000	173,400
Denny's Holdings, Inc., 10.0%, 10/1/2012	30,000	28,613
Dollarama Group LP, 10.579%**, 8/15/2012	108,000	106,380
EchoStar DBS Corp.:
6.625%, 10/1/2014	130,000	127,075
7.125%, 2/1/2016	95,000	93,338
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	110,000	78,925
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	28,050
General Motors Corp.:
7.2%, 1/15/2011	295,000	261,075
7.4%, 9/1/2025	25,000	17,625
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	90,000	86,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	50,000	48,000
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	145,000	136,662
Hertz Corp.:
8.875%, 1/1/2014	215,000	216,612
10.5%, 1/1/2016	50,000	50,313
Idearc, Inc., 8.0%, 11/15/2016	500,000	325,000
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	60,000	54,000
ION Media Networks, Inc., 144A, 8.963%**, 1/15/2013	210,000	126,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	90,000	69,300
Jarden Corp., 7.5%, 5/1/2017	75,000	69,000
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	78,000
Lamar Media Corp., Series C, 6.625%, 8/15/2015	70,000	65,975
Liberty Media LLC:
5.7%, 5/15/2013	15,000	13,428
8.25%, 2/1/2030	115,000	102,034
8.5%, 7/15/2029	170,000	152,715
Mediacom Broadband LLC, 8.5%, 10/15/2015	5,000	4,600
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	45,000	45,900
MGM MIRAGE:
6.75%, 9/1/2012	40,000	37,200
8.375%, 2/1/2011	75,000	74,625
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	165,000	160,462
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	250,000	230,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	220,000	200,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	95,000	96,425
Quebecor Media, Inc., 7.75%, 3/15/2016	60,000	57,750
Quebecor World, Inc., 144A, 9.75%, 1/15/2015*	115,000	56,350
Quiksilver, Inc., 6.875%, 4/15/2015	100,000	83,000
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	65,000	46,475
Sabre Holdings Corp., 8.35%, 3/15/2016	80,000	63,200
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%**, 3/15/2014	105,000	87,938
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	75,000	66,375
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	310,000	222,425
7.875%, 1/15/2014	60,000	52,947
Sinclair Television Group, Inc., 8.0%, 3/15/2012	51,000	51,701
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	135,000	113,737
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	90,000	85,500
Station Casinos, Inc., 6.5%, 2/1/2014	155,000	101,525
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,857,603
Time Warner Cable, Inc., 5.4%, 7/2/2012	2,430,000	2,444,177
Travelport LLC:
7.701%**, 9/1/2014	70,000	60,550
9.875%, 9/1/2014	80,000	77,300
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	155,000	99,588
United Components, Inc., 9.375%, 6/15/2013	15,000	14,813
Unity Media GmbH, 144A, 10.375%, 2/15/2015	75,000	71,250
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	135,000	97,200
UPC Holding BV, 144A, 7.75%, 1/15/2014 EUR	90,000	135,261
Vitro SAB de CV:
9.125%, 2/1/2017	130,000	111,605
11.75%, 11/1/2013	35,000	36,050
XM Satellite Radio, Inc., 9.75%, 5/1/2014	165,000	158,812
Young Broadcasting, Inc., 8.75%, 1/15/2014	670,000	391,950
		11,236,893
Consumer Staples 0.9%
Alliance One International, Inc., 8.5%, 5/15/2012	45,000	42,750
CVS Caremark Corp., 6.25%, 6/1/2027	2,250,000	2,230,092
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	98,428
9.0%, 4/15/2031	199,000	246,242
General Nutrition Centers, Inc., 7.199%**, 3/15/2014 (PIK)	55,000	47,988
Harry & David Holdings, Inc., 8.076%**, 3/1/2012	130,000	109,200
Kellogg Co., 4.25%, 3/6/2013	5,000,000	4,916,120
Kroger Co., 6.15%, 1/15/2020	3,750,000	3,905,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	526,750	435,886
Pierre Foods, Inc., 9.875%, 7/15/2012	80,000	38,400
Rite Aid Corp., 7.5%, 3/1/2017	135,000	125,212
Smithfield Foods, Inc., 7.75%, 7/1/2017	70,000	69,475
Viskase Companies, Inc., 11.5%, 6/15/2011	1,425,000	1,132,875
		13,397,918
Energy 0.5%
Belden & Blake Corp., 8.75%, 7/15/2012	416,000	426,400
Bristow Group, Inc., 7.5%, 9/15/2017	95,000	98,088
Chaparral Energy, Inc., 8.5%, 12/1/2015	120,000	109,200
Chesapeake Energy Corp.:
6.25%, 1/15/2018	60,000	58,500
6.875%, 1/15/2016	290,000	292,900
7.75%, 1/15/2015	40,000	41,300
Cimarex Energy Co., 7.125%, 5/1/2017	80,000	81,200
Delta Petroleum Corp., 7.0%, 4/1/2015	200,000	177,000
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	30,000	30,225
8.375%, 5/1/2016	165,000	172,012
Energy Partners Ltd., 9.75%, 4/15/2014	80,000	74,000
Frontier Oil Corp., 6.625%, 10/1/2011	65,000	64,675
Kinder Morgan Energy Partners LP, 6.0%, 2/1/2017	1,084,000	1,083,880
Mariner Energy, Inc.:
7.5%, 4/15/2013	75,000	74,063
8.0%, 5/15/2017	65,000	63,863
OPTI Canada, Inc.:
7.875%, 12/15/2014	115,000	117,012
8.25%, 12/15/2014	140,000	144,550
Plains Exploration & Production Co., 7.0%, 3/15/2017	65,000	64,025
Quicksilver Resources, Inc., 7.125%, 4/1/2016	220,000	217,800
Sabine Pass LNG LP, 7.5%, 11/30/2016	170,000	155,550
Southern Natural Gas Co., 144A, 5.9%, 4/1/2017	2,685,000	2,673,632
Stone Energy Corp.:
6.75%, 12/15/2014	260,000	243,750
8.25%, 12/15/2011	155,000	155,775
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	75,000	80,959
Whiting Petroleum Corp.:
7.0%, 2/1/2014	90,000	90,225
7.25%, 5/1/2012	160,000	160,400
7.25%, 5/1/2013	40,000	40,100
Williams Companies, Inc.:
8.125%, 3/15/2012	275,000	301,125
8.75%, 3/15/2032	365,000	431,612
Williams Partners LP, 7.25%, 2/1/2017	75,000	77,438
		7,801,259
Financials 3.8%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	235,000	213,850
American Express Co., 8.15%, 3/19/2038	3,000,000	3,490,026
Ashton Woods USA LLC, 9.5%, 10/1/2015	215,000	118,250
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	45,000	30,600
Caterpillar Financial Services Corp., 5.45%, 4/15/2018	5,000,000	5,071,585
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	65,000	83,225
Citigroup, Inc.:
5.5%, 4/11/2013	4,500,000	4,527,423
6.875%, 3/5/2038	2,500,000	2,585,515
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,205,000	1,373,700
Countrywide Home Loans, Inc., Series H, 6.25%, 4/15/2009	375,000	358,902
Daimler Finance North America LLC, Series E, 3.769%**, 10/31/2008	1,165,000	1,161,817
FIA Credit Services NA, 7.125%, 11/15/2012	3,750,000	4,076,010
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	600,000	540,340
7.375%, 10/28/2009	1,085,000	1,044,451
7.875%, 6/15/2010	290,000	276,032
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	3,750,000	3,839,063
GMAC LLC, 6.875%, 9/15/2011	1,115,000	929,155
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	155,000	163,525
9.75%, 4/1/2017	120,000	126,600
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	95,000	93,694
International Lease Finance Corp., 6.375%, 3/25/2013	1,875,000	1,900,440
iPayment, Inc., 9.75%, 5/15/2014	80,000	68,800
JPMorgan Chase & Co., 4.75%, 5/1/2013	4,875,000	4,864,192
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	1,875,000	1,847,509
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	75,000	60,000
Morgan Stanley, Series F, 5.75%, 8/31/2012 (c)	3,750,000	3,759,510
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	290,000	179,800
Popular North America, Inc., Series E, 3.875%, 10/1/2008	3,000,000	2,987,397
Regions Financial Corp., 7.375%, 12/10/2037	2,000,000	1,808,598
Residential Capital LLC:
3.49%**, 6/9/2008	30,000	27,938
6.37%**, 11/21/2008	230,000	190,900
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	3,000,000	3,034,656
Tropicana Entertainment LLC, 9.625%, 12/15/2014*	160,000	78,800
UCI Holdco, Inc., 10.3%**, 12/15/2013 (PIK)	105,833	96,308
Universal City Development Partners, 11.75%, 4/1/2010	390,000	404,625
Wachovia Corp., 5.5%, 5/1/2013	4,875,000	4,887,558
Wells Fargo & Co., 4.375%, 1/31/2013	3,750,000	3,709,650
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	25,000	21,125
		60,031,569
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	135,000	122,175
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	125,000	133,125
Boston Scientific Corp., 6.0%, 6/15/2011	80,000	79,000
Bristol-Myers Squibb Co., 6.125%, 5/1/2038	1,500,000	1,513,389
Community Health Systems, Inc., 8.875%, 7/15/2015	580,000	603,200
HCA, Inc.:
9.125%, 11/15/2014	115,000	121,900
9.25%, 11/15/2016	265,000	284,875
9.625%, 11/15/2016 (PIK)	125,000	134,219
HEALTHSOUTH Corp., 10.75%, 6/15/2016	60,000	64,500
IASIS Healthcare LLC, 8.75%, 6/15/2014	95,000	97,375
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	80,000	81,800
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	90,000	72,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	150,000	143,250
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	100,000	84,000
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	245,000	249,287
		3,784,095
Industrials 1.1%
Actuant Corp., 144A, 6.875%, 6/15/2017	60,000	60,150
Allied Security Escrow Corp., 11.375%, 7/15/2011	175,000	150,500
American Color Graphics, Inc., 10.0%, 6/15/2010	435,000	196,837
American Color Graphics, Inc., Promissory Note due 6/15/2008 (d)	26,100	11,810
American Railcar Industries, Inc., 7.5%, 3/1/2014	75,000	67,500
ARAMARK Corp., 6.739%**, 2/1/2015	110,000	105,875
Baldor Electric Co., 8.625%, 2/15/2017	75,000	76,500
Belden, Inc., 7.0%, 3/15/2017	75,000	74,344
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	645,000	586,950
Building Materials Corp. of America, 7.75%, 8/1/2014	105,000	78,225
Cenveo Corp., 7.875%, 12/1/2013	110,000	92,125
Congoleum Corp., 8.625%, 8/1/2008*	572,000	429,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	35,000	34,650
6.875%, 11/1/2013	210,000	208,425
7.625%, 2/1/2018	255,000	260,100
Education Management LLC, 8.75%, 6/1/2014	80,000	71,200
Esco Corp.:
144A, 6.675%**, 12/15/2013	50,000	45,500
144A, 8.625%, 12/15/2013	155,000	154,225
General Cable Corp., 7.125%, 4/1/2017	5,000	4,875
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	200,000	163,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	60,000	55,500
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	75,000	60,563
Honeywell International, Inc., 4.25%, 3/1/2013	3,750,000	3,727,196
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	115,000	79,925
8.875%, 4/1/2012	285,000	196,650
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	65,000	61,669
7.625%, 12/1/2013	200,000	191,250
9.375%, 5/1/2012	190,000	198,075
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	60,000	61,500
9.5%, 10/1/2008	515,000	520,150
Lockheed Martin Corp., 4.121%, 3/14/2013	4,500,000	4,420,777
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	135,000	129,600
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	115,000	118,450
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	320,000	206,400
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	17,000	18,275
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	65,000	65,000
Titan International, Inc., 8.0%, 1/15/2012	265,000	265,000
TransDigm, Inc., 7.75%, 7/15/2014	45,000	46,013
U.S. Concrete, Inc., 8.375%, 4/1/2014	125,000	101,250
Union Pacific Corp., 5.7%, 8/15/2018	3,750,000	3,793,286
United Rentals North America, Inc.:
6.5%, 2/15/2012	50,000	46,875
7.0%, 2/15/2014	210,000	174,300
		17,409,495
Information Technology 0.9%
Alion Science & Technology Corp., 10.25%, 2/1/2015	60,000	38,175
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	190,000	167,200
Hewlett-Packard Co., 4.5%, 3/1/2013	7,250,000	7,309,029
L-3 Communications Corp.:
5.875%, 1/15/2015	250,000	242,500
Series B, 6.375%, 10/15/2015	115,000	113,706
Lucent Technologies, Inc., 6.45%, 3/15/2029	135,000	101,250
MasTec, Inc., 7.625%, 2/1/2017	105,000	91,875
Sanmina-SCI Corp., 144A, 5.55%**, 6/15/2010	16,000	15,800
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	140,000	133,700
SunGard Data Systems, Inc., 10.25%, 8/15/2015	195,000	207,188
Tyco Electronics Group SA, 144A, 6.55%, 10/1/2017	1,500,000	1,535,700
Vangent, Inc., 9.625%, 2/15/2015	80,000	67,200
Xerox Corp., 5.65%, 5/15/2013	3,900,000	3,910,054
		13,933,377
Materials 0.5%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	45,000	43,875
ARCO Chemical Co., 9.8%, 2/1/2020	655,000	573,125
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	150,000	107,250
Cascades, Inc., 7.25%, 2/15/2013	221,000	203,320
Chemtura Corp., 6.875%, 6/1/2016	145,000	129,050
Clondalkin Acquisition BV, 144A, 4.8%**, 12/15/2013	90,000	75,600
CPG International I, Inc., 10.5%, 7/1/2013	195,000	166,725
Exopack Holding Corp., 11.25%, 2/1/2014	255,000	243,525
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	115,000	127,075
GEO Specialty Chemicals, Inc.:
144A, 10.698%**, 12/31/2009	959,000	718,051
144A, 10.698%**, 3/31/2015	563,388	421,837
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	50,000	49,500
Hexcel Corp., 6.75%, 2/1/2015	305,000	303,094
Huntsman LLC, 11.625%, 10/15/2010	1,160,000	1,220,900
Innophos, Inc., 8.875%, 8/15/2014	35,000	34,825
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	215,000	188,125
Metals USA Holdings Corp., 8.698%**, 7/1/2012 (PIK)	105,000	86,100
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	40,000	26,800
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	90,000	87,300
Monsanto Co., 5.875%, 4/15/2038	1,500,000	1,480,167
NewMarket Corp., 7.125%, 12/15/2016	195,000	190,125
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	85,000	130,069
Pliant Corp., 11.85%, 6/15/2009 (PIK)	10	10
Radnor Holdings Corp., 11.0%, 3/15/2010*	120,000	150
Rhodia SA, 144A, 7.497%**, 10/15/2013 EUR	85,000	122,437
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	75,000	63,375
8.25%, 10/1/2012	110,000	100,100
8.375%, 7/1/2012	80,000	73,200
Steel Dynamics, Inc.:
6.75%, 4/1/2015	120,000	118,500
144A, 7.375%, 11/1/2012	30,000	30,525
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	160,000	159,200
The Mosaic Co., 144A, 7.375%, 12/1/2014	135,000	145,125
Witco Corp., 6.875%, 2/1/2026	155,000	106,950
Wolverine Tube, Inc., 10.5%, 4/1/2009	135,000	124,200
		7,650,210
Telecommunication Services 1.0%
AT&T, Inc., 6.3%, 1/15/2038	1,125,000	1,123,218
BCM Ireland Preferred Equity Ltd., 144A, 11.34%**, 2/15/2017 (PIK) EUR	207,403	212,455
Centennial Communications Corp.:
10.0%, 1/1/2013	110,000	111,100
10.125%, 6/15/2013	120,000	125,100
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	155,000	155,775
8.375%, 1/15/2014	85,000	84,575
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	170,000	166,812
Embarq Corp., 7.995%, 6/1/2036	2,250,000	2,216,160
Embratel, Series B, 11.0%, 12/15/2008	85,000	89,123
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	47,371	45,950
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	50,000	50,438
11.25%, 6/15/2016	140,000	141,925
iPCS, Inc., 5.364%**, 5/1/2013	35,000	29,138
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	185,000	181,762
Nortel Networks Ltd., 6.963%**, 7/15/2011	140,000	131,950
Qwest Corp., 7.25%, 9/15/2025	25,000	22,938
Rural Cellular Corp., 9.875%, 2/1/2010	135,000	139,725
Stratos Global Corp., 9.875%, 2/15/2013	55,000	57,750
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	325,000	338,406
Telefonica Emisiones SAU, 6.221%, 7/3/2017	3,750,000	3,911,771
US Unwired, Inc., Series B, 10.0%, 6/15/2012	185,000	175,287
Verizon Communications, Inc.:
4.35%, 2/15/2013	3,750,000	3,695,756
6.9%, 4/15/2038	2,250,000	2,436,822
Virgin Media Finance PLC:
8.75%, 4/15/2014	180,000	174,150
8.75%, 4/15/2014 EUR	200,000	296,285
West Corp., 9.5%, 10/15/2014	90,000	85,950
		16,200,321
Utilities 0.7%
AES Corp.:
8.0%, 10/15/2017	150,000	156,375
144A, 8.75%, 5/15/2013	456,000	475,950
9.5%, 6/1/2009	55,000	56,994
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	595,000	633,675
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	3,000,000	3,050,259
Appalachian Power Co., 7.0%, 4/1/2038	2,250,000	2,255,130
CMS Energy Corp., 8.5%, 4/15/2011	355,000	380,188
DPL, Inc., 6.875%, 9/1/2011	1,500,000	1,559,850
Edison Mission Energy, 7.0%, 5/15/2017	135,000	136,350
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	220,000	234,300
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	134,875
Mirant North America LLC, 7.375%, 12/31/2013	60,000	62,250
NRG Energy, Inc.:
7.25%, 2/1/2014	245,000	251,737
7.375%, 2/1/2016	515,000	530,450
Regency Energy Partners LP, 8.375%, 12/15/2013	105,000	109,463
Reliant Energy, Inc., 7.875%, 6/15/2017	150,000	156,375
Sierra Pacific Resources:
6.75%, 8/15/2017	180,000	177,410
8.625%, 3/15/2014	31,000	32,436
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	325,000	338,812
		10,732,879
Total Corporate Bonds (Cost $164,160,425)		162,178,016

Asset Backed 1.3%
Automobile Receivables 0.2%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,661,189
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	1,517,000	1,464,036
		3,125,225
Credit Card Receivables 0.7%
Discover Card Master Trust, "A3", Series 2008-A3, 5.1%, 10/15/2013	10,000,000	9,992,380
Home Equity Loans 0.4%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,066,000	1,970,681
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,693,712
		6,664,393
Total Asset Backed (Cost $20,056,671)		19,781,998

Mortgage-Backed Securities Pass-Throughs 4.2%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,306,798	1,348,794
Federal Home Loan Mortgage Corp.:
5.0%, 10/1/2035	7,426,023	7,309,991
6.0%, 3/1/2038	18,309,808	18,753,250
Federal National Mortgage Association:
4.5%, 11/1/2028 (f)	2,462,918	2,355,838
5.5%, 1/1/2035 (i)	25,500,000	25,594,569
6.5%, with various maturities from 4/1/2017 until 1/1/2038	9,305,819	9,642,228
8.0%, 9/1/2015	600,414	641,224
Government National Mortgage Association, 6.5%, 8/20/2034	398,709	416,573
Total Mortgage-Backed Securities Pass-Throughs (Cost $65,887,223)		66,062,467

Commercial and Non-Agency Mortgage-Backed Securities 11.0%
Adjustable Rate Mortgage Trust, 3A31", Series 2005-10, 5.415%**, 1/25/2036	3,015,000	2,544,655
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.654%**, 8/25/2034	6,600,000	6,658,423
Bear Stearns Adjustable Rate Mortgage Trust:
"13A2", Series 2004-1, 4.28%**, 4/25/2034	7,164,407	6,805,618
"12A5", Series 2004-1, 4.375%**, 4/25/2034	5,920,952	5,324,599
Citigroup Mortgage Loan Trust, Inc.:
"1A1A", Series 2007-AR5, 5.618%**, 4/25/2037	7,922,202	6,297,840
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	801,300	781,017
Countrywide Alternative Loan Trust:
"3A11", Series 2005-20CB, 3.195%**, 7/25/2035	4,451,298	4,364,286
"A1", Series 2004-1T1, 5.0%, 2/25/2034	1,488,541	1,365,760
"1A5", Series 2003-J1, 5.25%, 10/25/2033	1,253,183	1,209,539
"4A3", Series 2005-43, 5.714%**, 10/25/2035	3,600,803	2,566,311
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	3,469,779	3,321,729
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	4,040,729	3,830,435
"A1", Series 2004-35T2, 6.0%, 2/25/2035	1,414,593	1,358,633
First Horizon Alternative Mortgage Securities, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	5,700,000	5,068,076
First Horizon Mortgage Pass-Through Trust, "1A15", Series 2006-2, 6.0%, 8/25/2036	8,092,678	7,663,718
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG11, 5.736%, 12/10/2049	8,250,000	8,148,599
GS Mortgage Securities Corp. II, "AAB", Series 2006-GG8, 5.535%, 11/10/2039	5,300,000	5,242,942
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	6,826,358	6,537,275
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB20, 5.688%, 2/12/2051	11,250,000	11,132,920
"A4", Series 2008-C2, 6.068%, 2/12/2051	7,594,000	7,631,506
Master Adjustable Rate Mortgages Trust, "2A1", Series 2007-1, 5.96%**, 11/25/2036	8,573,724	8,096,066
MLCC Mortgage Investors, Inc., "2A", Series 2005-2, 4.25%**, 10/25/2035	8,530,477	8,166,856
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,087,518	1,082,080
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	2,725,000	2,036,230
"5A1", Series 2005-18, 5.529%**, 9/25/2035	1,979,798	1,777,231
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	2,091,060	1,801,580
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	5,900,000	5,785,351
"APB", Series 2007-C34, 5.617%, 5/15/2046	8,625,000	8,505,909
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.465%**, 5/20/2036	15,420,553	10,919,062
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2003-AR10, 4.06%**, 10/25/2033	5,235,000	5,229,220
"1A6", Series 2005-AR12, 4.833%**, 10/25/2035	5,590,000	5,108,705
"1A3", Series 2005-AR16, 5.101%**, 12/25/2035	3,005,000	2,736,465
Wells Fargo Mortgage Backed Securities Trust:
"A1", Series 2005-6, 5.25%, 8/25/2035	7,498,836	7,027,715
"1A1", Series 2006-AR12, 6.023%**, 9/25/2036	6,043,949	5,854,003
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $185,175,373)		171,980,354

Collateralized Mortgage Obligations 1.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,456,664	1,449,350
Federal Home Loan Mortgage Corp., "OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	11,688,488	9,439,457
Government National Mortgage Association, "CK", Series 2007-31, 5.0%, 5/16/2037	7,500,000	7,203,330
Total Collateralized Mortgage Obligations (Cost $17,523,006)		18,092,137

Senior Loans** 0.2%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.829%, 4/2/2014	44,238	41,197
Alliance Mortgage Cycle, Loan LIBOR plus 7.25%, 10.329%, 6/4/2010*	233,333	11,667
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.329%, 4/12/2015	16,500	16,316
Term Loan B, LIBOR plus 3.25%, 6.329%, 4/11/2015	131,670	130,453
Buffets, Inc.:
Letter of Credit, 4.73%, 5/1/2013	83,973	47,949
Term Loan B, 9.954%, 1/13/2011	629,283	359,321
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 6.579%, 10/10/2014	676,100	648,170
Term Loan B3, LIBOR plus 3.5%, 6.579%, 10/10/2014	446,013	426,778
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/16/2013	49,749	44,463
Golden Nugget, Inc., Term Loan B, 6.05%, 6/16/2014	100,000	72,000
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.079%, 3/26/2014	2,939	2,808
Term Loan B, LIBOR plus 2.0%, 5.079%, 3/26/2014	50,435	48,207
HCA, Inc., Term Loan A1, 4.19%, 11/18/2012	270,861	256,491
IASIS Healthcare LLC, 8.131%, 6/15/2014	216,549	192,729
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 5.329%, 5/7/2013	49,526	42,840
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	102,000	86,509
Letter of Credit, 5.0%, 4/1/2014	27,000	22,899
Term Loan B, 5.0%, 4/1/2014	81,000	68,698
Rail America, Inc., 5.32%, 10/2/2008	115,000	112,125
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/30/2014	78,657	66,793
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	109,365	97,608
Term Loan B, 6.149%, 8/23/2014	109,365	97,472
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 6.079%, 10/31/2014	185,610	175,297
Term Loan, 5.9%, 9/1/2014	60,237	56,889
Term Loan, 9.0%, 10/31/2008	710,000	610,600
Tribune Co., Term Loan B, 5.542%, 5/24/2014	217,778	161,564
Total Senior Loans (Cost $4,672,677)		3,897,843

Government & Agency Obligations 6.6%
US Government Sponsored Agencies 3.1%
Federal Home Loan Bank 4.375%, 10/22/2010	3,500,000	3,621,286
Federal Home Loan Mortgage Corp.:
4.75%, 11/3/2009	5,000,000	5,134,045
5.125%, 11/17/2017 (c)	7,500,000	7,950,587
5.5%, 8/20/2012	8,000,000	8,637,424
Federal National Mortgage Association:
4.375%, 9/13/2010	10,000,000	10,339,060
6.25%, 2/1/2011	12,500,000	13,328,812
		49,011,214
US Treasury Obligations 3.5%
US Treasury Bills:
1.08%***,7/17/2008 (e)	25,599,000	25,539,867
1.12%***, 7/17/2008 (e)	242,000	241,420
US Treasury Bonds:
4.75%, 2/15/2037 (c)	3,500,000	3,646,835
6.0%, 2/15/2026 (c)	12,000,000	14,175,936
US Treasury Note, 4.625%, 7/31/2012 (c)	10,000,000	10,667,190
		54,271,248
Total Government & Agency Obligations (Cost $103,504,647)		103,282,462

Preferred Securities 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013****	889,000	866,837
Xerox Capital Trust I, 8.0%, 6/19/2008****	80,000	79,823
Total Preferred Securities (Cost $1,042,603)		946,660
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $345,976)	506,000	402,665

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 2.88% (g) (h) (Cost $38,139,300)	38,139,300	38,139,300

Cash Equivalents 7.6%
Cash Management QP Trust, 2.54% (g) (Cost $118,802,908)	118,802,908	118,802,908
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,536,012,153)+	103.0	1,612,745,998
Other Assets and Liabilities, Net (c)	(3.0)	(47,039,626)
Net Assets	100.0	1,565,706,372
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loans	10.329%	6/4/2010	233,333	USD	233,333	11,667
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	429,000
Quebecor World, Inc.	9.75%	1/15/2015	115,000	USD	115,000	56,350
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	USD	79,038	150
Tropicana Entertainment LLC	9.625%	12/15/2014	160,000	USD	135,468	78,800
					1,136,044	575,967
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of April 30, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
**** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $1,550,650,755. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $62,095,243. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $129,780,032 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,684,789.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) All or a portion of these securities were on loan amounting to $29,054,905. In addition, included in other assets or liabilities, net is a pending sale, amounting to $7,949,413, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $37,004,318 which is 2.4% of net assets.
(d) Security issued in lieu of interest payment due 12/15/2007, which has been deferred until 6/15/2008. This security is deemed to be non-income producing.
(e) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) At April 30, 2008, this security has been pledged, in whole or in part, as collateral for open credit default swaps.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i) Mortgage dollar roll.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Principal Only: Principal only (PO) bonds represent the "principal only" portion of payment on a pool of underlying mortgages or mortgage backed securities.

REIT: Real Estate Investment Trust.

RNC: Riparmio Non-Convertible (Non-Convertible Savings Shares)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2008, the Fund had unfunded loan commitments of $25,286, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc. Term Delay Draw, 4/11/2015	16,459	16,316	(143)
Telesat Canada. Inc., Term Loan B, 10/31/2014	8,827	8,090	(737)
Total	25,286	24,406	(880)

At April 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2008	242	27,759,906	28,424,367	664,461
2 Year US Treasury Note	6/30/2008	580	123,930,310	123,358,750	(571,560)
10 Year US Treasury Note	6/19/2008	540	61,797,892	62,538,750	740,858
DAX Index	6/20/2008	68	18,196,947	18,557,377	360,430
DJ Euro Stoxx 50 Index	6/20/2008	9	479,387	528,536	49,149
EOE Dutch Stock Index	5/16/2008	50	7,049,085	7,405,962	356,877
FTSE 100 Stock Index	6/20/2008	1	110,255	121,227	10,972
Hang Seng Stock Index	5/29/2008	58	9,496,151	9,576,551	80,400
Nikkei 225 CME Index	6/12/2008	2	124,309	139,300	14,991
Russell 2000 Index	6/18/2008	6	2,034,177	2,152,500	118,323
Russell E Mini 2000 Index	6/20/2008	6	424,524	430,500	5,976
S&P/MIB Index	6/20/2008	43	10,831,254	11,113,744	282,490
SPI 200 Equity Index	6/19/2008	2	242,251	264,227	21,976
S&P 500 Index	6/19/2008	102	33,118,960	35,343,000	2,224,040
S&P/TSE 60 Index	6/19/2008	141	22,187,731	23,159,786	972,055
United Kingdom Treasury Bond	6/26/2008	1,001	216,101,773	215,528,411	(573,362)
Total net unrealized appreciation					4,758,076

At April 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	6/6/2008	496	89,066,421	88,344,893	721,528
2 Year Federal Republic of Germany Bond	6/6/2008	274	44,836,991	44,426,651	410,340
10 Year Japanese Government Bond	6/11/2008	136	182,286,281	178,067,991	4,218,290
5 Year US Treasury Note	6/30/2008	100	11,215,345	11,198,438	16,907
CAC 40 10 Euro Index	5/16/2008	181	13,539,104	14,019,495	(480,391)
DJ Euro Stoxx 50 Index	6/20/2008	68	3,602,366	3,993,379	(391,013)
IBEX 35 Index	5/16/2008	34	7,157,801	7,272,177	(114,376)
Russell E Mini 2000 Index	6/20/2008	116	8,214,827	8,323,000	(108,173)
TOPIX Index	6/13/2008	370	44,428,099	48,142,521	(3,714,422)
Total net unrealized appreciation					558,690

At April 30, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
3/17/2008 3/20/2013	4,500,000[1]	Fixed — 1.07%	Sara Lee Corp., 6.125%, 11/1/2032	(116,478)
10/9/2007 12/20/2008	235,000[1]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(1,547)
10/5/2007 12/20/2008	140,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	257
10/22/2007 12/20/2008	470,000[3]	Fixed — 3.05%	Ford Motor Co., 6.5%, 8/1/2018	537
10/13/2007 12/20/2009	265,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(8,757)
12/13/2007 12/20/2009	80,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(321)
10/4/2007 12/20/2008	250,000[5]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(3,631)
10/22/2007 12/20/2008	470,000[3]	Fixed — 3.06%	General Motors Corp., 7.125%, 7/15/2013	(4,962)
10/3/2007 12/20/2008	235,000[2]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(2,116)
1/28/2008 3/20/2009	105,000[3]	Fixed — 2.65%	HCA, Inc., 7.7%, 3/20/2009	1,547
2/19/2008 3/20/2009	130,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	3,676
1/29/2008 3/20/2013	65,000[3]	Fixed — 3.0%	HCA, Inc., 7.7%, 3/20/2009	1,860
2/26/2008 3/20/2009	180,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.379%, 2/1/2013	6,359
12/19/2007 12/20/2008	105,000[3]	Fixed — 2.9%	Tenet Healthcare Corp., 7.379%, 2/1/2013	1,819
Total net unrealized depreciation				(121,757)
Counterparty: [1] Goldman Sachs & Co. [2] JPMorgan Chase Securities, Inc. [3] Lehman Brothers, Inc. [4] Merrill Lynch, Pierce, Fenner & Smith, Inc. [5] Citigroup Global Markets, Inc.

As of April 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
AUD	117,000	USD	110,776	5/2/2008	637
CAD	35,000	USD	34,828	5/5/2008	152
CHF	116,000	USD	112,045	5/5/2008	744
EUR	591,000	USD	923,438	5/5/2008	3,613
EUR	88,000	USD	137,512	5/6/2008	555
NOK	907,000	USD	178,157	5/6/2008	1,113
SEK	1,413,000	USD	236,551	5/6/2008	887
SGD	137,000	USD	101,041	5/6/2008	124
EUR	591,700	USD	926,584	5/7/2008	2,949
EUR	47,500	USD	74,957	5/7/2008	811
CHF	52,714,000	USD	52,243,806	6/18/2008	1,337,686
JPY	4,007,909,000	USD	40,090,115	6/18/2008	1,434,203
JPY	2,549,487,000	USD	25,066,237	6/18/2008	476,672
USD	31,614,326	AUD	34,171,000	6/18/2008	423,955
USD	10,599,792	DKK	50,985,000	6/18/2008	45,738
USD	14,871,130	EUR	9,580,000	6/18/2008	54,759
USD	41,188,728	NOK	210,911,000	6/18/2008	55,657
USD	19,964,996	NOK	103,693,000	6/18/2008	312,533
USD	1,057,743	SEK	6,376,000	6/18/2008	4,464
USD	132,169,857	SGD	181,645,000	6/18/2008	2,067,581
Total net unrealized appreciation					6,224,833
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	17,006,000	USD	15,503,189	6/18/2008	(641,413)
USD	11,095,696	CAD	10,957,000	6/18/2008	(220,694)
CAD	3,707,000	USD	3,630,861	6/18/2008	(48,398)
USD	3,584,148	CHF	3,633,000	6/18/2008	(75,745)
DKK	50,985,000	USD	10,619,884	6/18/2008	(25,646)
EUR	26,390	USD	41,039	5/2/2008	(164)
EUR	10,162,000	USD	15,796,727	6/18/2008	(35,933)
GBP	25,506,000	USD	50,217,106	6/18/2008	(325,240)
HKD	69,600	USD	8,930	5/2/2008	(1)
USD	9,353,489	NZD	11,758,000	6/18/2008	(238,204)
USD	3,028,880	NZD	3,873,000	6/18/2008	(26,371)
Total net unrealized depreciation					(1,637,809)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro Currency
GBP Pound Sterling
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,379,069,945) — including $29,054,905 of securities loaned	$ 1,455,803,790
Investment in Daily Assets Fund Institutional (cost $38,139,300)*	38,139,300
Investment in Cash Management QP Trust (cost $118,802,908)	118,802,908
Total investments, at value (cost $1,536,012,153)	1,612,745,998
Foreign currency, at value (cost $1,713,869)	1,712,428
Receivable for investments sold	58,567,241
Dividends receivable	1,021,851
Interest receivable	4,930,834
Receivable for Fund shares sold	132,450
Unrealized appreciation on forward foreign currency exchange contracts	6,224,833
Receivable for variation margin on open futures contracts	431,284
Foreign taxes recoverable	73,046
Other assets	73,591
Total assets	1,685,913,556
Liabilities
Cash overdraft	523,192
Payable upon return of securities loaned	38,139,300
Payable for investments purchased	50,055,824
Payable for investments purchased — mortgage dollar rolls	25,616,177
Payable for Fund shares redeemed	906,063
Open credit defaut swap contracts payable	154,256
Net payable on closed forward foreign currency exchange contracts	518,083
Unrealized depreciation on forward foreign currency exchange contracts	1,637,809
Unrealized depreciation on credit default swap contracts	121,757
Unrealized depreciation on unfunded loan commitments	880
Accrued management fee	609,790
Other accrued expenses and payables	1,924,053
Total liabilities	120,207,184
Net assets, at value	$ 1,565,706,372
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	3,659,171
Net unrealized appreciation (depreciation) on: Investments	76,733,845
Futures	5,316,766
Credit default swaps	(121,757)
Unfunded loan commitments	(880)
Foreign currency	4,061,152
Accumulated net realized gain (loss)	35,559,856
Paid-in capital	1,440,498,219
Net assets, at value	$ 1,565,706,372
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,153,355,577 ÷ 121,167,730 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52
Maximum offering price per share (100 ÷ 94.25 of $9.52)	$ 10.10

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($37,598,595 ÷ 3,929,485 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.57

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,214,823 ÷ 2,865,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.50
Class S Net Asset Value, offering and redemption price per share ($347,180,195 ÷ 36,465,477 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52
Institutional Class Net Asset Value, offering and redemption price per share ($357,182 ÷ 37,475 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $178,695)	$ 10,092,603
Interest	16,245,007
Interest — Cash Management QP Trust	2,105,131
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	263,769
Total Income	28,706,510
Expenses: Management fee	3,772,908
Services to shareholders	1,606,665
Distribution and service fees	1,780,213
Custodian fee	89,914
Professional fees	77,017
Reports to shareholders and shareholder meeting	695,405
Registration fees	33,110
Trustees' fees and expenses	139,941
Other	67,375
Total expenses before expense reductions	8,262,548
Expense reductions	(462,771)
Total expenses after expense reductions	7,799,777
Net investment income (loss)	20,906,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	53,911,254
Futures	(2,301,102)
Credit default swaps	(450,321)
Foreign currency	(370,573)
Payments by affiliates (See Note G)	36,855
50,826,113
Change in net unrealized appreciation (depreciation) on: Investments	(171,942,415)
Futures	4,772,012
Credit default swaps	(48,003)
Unfunded loan commitments	(2,657)
Foreign currency	2,636,832
(164,584,231)
Net gain (loss)	(113,758,118)
Net increase (decrease) in net assets resulting from operations	$ (92,851,385)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 20,906,733	$ 47,629,715
Net realized gain (loss)	50,826,113	141,691,650
Change in net unrealized appreciation (depreciation)	(164,584,231)	(31,401,516)
Net increase (decrease) in net assets resulting from operations	(92,851,385)	157,919,849
Distributions to shareholders from: Net investment income: Class A	(17,627,269)	(42,404,195)
Class B	(592,520)	(1,884,282)
Class C	(303,862)	(744,003)
Class S	(5,647,707)	(13,552,448)
Institutional Class	(5,840)	(14,803)
Net realized gains: Class A	(6,432,304)	—
Class B	(243,190)	—
Class C	(155,159)	—
Class S	(1,938,318)	—
Institutional Class	(1,890)	—
Total distributions	(32,948,059)	(58,599,731)
Fund share transactions: Proceeds from shares sold	42,395,533	85,392,368
Reinvestment of distributions	30,718,627	54,493,897
Cost of shares redeemed	(156,549,283)	(354,693,520)
Redemption fees	10,445	11,529
Net increase (decrease) in net assets from Fund share transactions	(83,424,678)	(214,795,726)
Increase (decrease) in net assets	(209,224,122)	(115,475,608)
Net assets at beginning of period	1,774,930,494	1,890,406,102
Net assets at end of period (including undistributed net investment income of $3,659,171 and $6,929,636, respectively)	$ 1,565,706,372	$ 1,774,930,494

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 9.70	$ 8.99	$ 8.68	$ 8.44	$ 7.62
Income (loss) from investment operations: Net investment income[b]	.12	.26	.23[e]	.21	.13	.13
Net realized and unrealized gain (loss)	(.66)	.61	.69	.31	.26	.83
Total from investment operations	(.54)	.87	.92	.52	.39	.96
Less distributions from: Net investment income	(.14)	(.32)	(.21)	(.21)	(.15)	(.14)
Net realized gains on investment transactions	(.05)	—	—	—	—	—
Total distributions	(.19)	(.32)	(.21)	(.21)	(.15)	(.14)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.52	$ 10.25	$ 9.70	$ 8.99	$ 8.68	$ 8.44
Total Return (%)[c]	(5.23)d**	9.08[d]	10.40[d,e]	5.97[d]	4.59	12.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,153	1,299	1,367	1,459	1,620	1,764
Ratio of expenses before expense reductions (%)	.99*	.92	.97	.98	1.03	1.06
Ratio of expenses after expense reductions (%)	.96*	.92	.92	.96	1.03	1.06
Ratio of net investment income (%)	2.60*	2.59	2.56[e]	2.40	1.55	1.64
Portfolio turnover rate (%)	155f**	188[f]	98[f]	158[f]	81[f]	108
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 149%, 178%, 96%, 156% and 74% for the periods ended April 30, 2008, October 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 9.75	$ 9.01	$ 8.69	$ 8.44	$ 7.62
Income (loss) from investment operations: Net investment income[b]	.11	.24	.21[e]	.16	.06	.06
Net realized and unrealized gain (loss)	(.66)	.60	.70	.30	.25	.82
Total from investment operations	(.55)	.84	.91	.46	.31	.88
Less distributions from: Net investment income	(.13)	(.29)	(.17)	(.14)	(.06)	(.06)
Net realized gains on investment transactions	(.05)	—	—	—	—	—
Total distributions	(.18)	(.29)	(.17)	(.14)	(.06)	(.06)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.57	$ 10.30	$ 9.75	$ 9.01	$ 8.69	$ 8.44
Total Return (%)[c]	(5.30)d**	8.79[d]	10.18[d,e]	5.30[d]	3.71[d]	11.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	52	77	114	178	248
Ratio of expenses before expense reductions (%)	1.95*	1.89	1.99	1.94	1.94	1.97
Ratio of expenses after expense reductions (%)	1.16*	1.13	1.16	1.54	1.93	1.97
Ratio of net investment income (%)	2.40*	2.37	2.32[e]	1.82	.65	.73
Portfolio turnover rate (%)	155f**	188[f]	98[f]	158[f]	81[f]	108
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 149%, 178%, 96%, 156% and 74% for the periods ended April 30, 2008, October 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 9.68	$ 8.97	$ 8.66	$ 8.42	$ 7.60
Income (loss) from investment operations: Net investment income[b]	.08	.18	.16[e]	.14	.06	.06
Net realized and unrealized gain (loss)	(.65)	.59	.69	.30	.25	.83
Total from investment operations	(.57)	.77	.85	.44	.31	.89
Less distributions from: Net investment income	(.10)	(.23)	(.14)	(.13)	(.07)	(.07)
Net realized gains on investment transactions	(.05)	—	—	—	—	—
Total distributions	(.15)	(.23)	(.14)	(.13)	(.07)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.50	$ 10.22	$ 9.68	$ 8.97	$ 8.66	$ 8.42
Total Return (%)[c]	(5.55)**	8.05	9.52[e]	5.09[d]	3.65	11.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	31	33	38	50	57
Ratio of expenses before expense reductions (%)	1.82*	1.75	1.77	1.86	1.90	1.93
Ratio of expenses after expense reductions (%)	1.82*	1.75	1.76	1.78	1.89	1.93
Ratio of net investment income (%)	1.74*	1.75	1.72[e]	1.58	.69	.77
Portfolio turnover rate (%)	155f**	188[f]	98[f]	158[f]	81[f]	108
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 149%, 178%, 96%, 156% and 74% for the periods ended April 30, 2008, October 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 9.71	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[c]	.13	.28	.25[e]	.14
Net realized and unrealized gain (loss)	(.66)	.60	.70	.04
Total from investment operations	(.53)	.88	.95	.18
Less distributions from: Net investment income	(.15)	(.34)	(.23)	(.17)
Net realized gains on investment transactions	(.05)	—	—	—
Total distributions	(.20)	(.34)	(.23)	(.17)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.52	$ 10.25	$ 9.71	$ 8.99
Total Return (%)[d]	(5.14)**	9.17	10.76[e]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	393	411	153
Ratio of expenses before expense reductions (%)	.81*	.73	.85	.79*
Ratio of expenses after expense reductions (%)	.77*	.73	.74	.74*
Ratio of net investment income (%)	2.79*	2.78	2.74[e]	2.43*
Portfolio turnover rate (%)[f]	155**	188	98	158
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 149%, 178%, 96%, 156% and 74% for the periods ended April 30, 2008, October 31, 2007, 2006 and 2005, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 9.72	$ 9.01	$ 8.70	$ 8.45	$ 7.63
Income (loss) from investment operations: Net investment income[b]	.14	.29	.26[d]	.24	.16	.16
Net realized and unrealized gain (loss)	(.66)	.60	.69	.31	.26	.83
Total from investment operations	(.52)	.89	.95	.55	.42	.99
Less distributions from: Net investment income	(.16)	(.35)	(.24)	(.24)	(.17)	(.17)
Net realized gains on investment transactions	(.05)	—	—	—	—	—
Total distributions	(.21)	(.35)	(.24)	(.24)	(.17)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.53	$ 10.26	$ 9.72	$ 9.01	$ 8.70	$ 8.45
Total Return (%)	(5.08)c**	9.32[c]	10.76[c,d]	6.32[c]	5.01[c]	13.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36	.42	.42	.39	.35	.41
Ratio of expenses before expense reductions (%)	.74*	.68	.74	.69	.73	.67
Ratio of expenses after expense reductions (%)	.67*	.61	.60	.62	.69	.67
Ratio of net investment income (%)	2.89*	2.89	2.88[d]	2.74	1.89	2.03
Portfolio turnover rate (%)	155e**	188[e]	98[e]	158[e]	81[e]	108
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 149%, 178%, 96%, 156% and 74% for the periods ended April 30, 2008, October 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to
Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $1,735,690,160 and $1,942,830,580, respectively. Purchases and sales of US Treasury securities aggregated $548,010,120 and $506,704,287, respectively. Purchases and sales of mortgage dollar rolls aggregated $80,919,949 and $55,465,887, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as the subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.470%
Next $500 million of such net assets	.445%
Next $1.5 billion of such net assets	.410%
Next $2.0 billion of such net assets	.400%
Next $2.0 billion of such net assets	.390%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.370%
Over $12.5 billion of such net assets	.360%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

For the period from November 1, 2007 through the expiration dates noted below, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

		Expiration Date
Class A	.93%	November 17, 2008
Class B	1.88%	March 13, 2008
Class C	1.80%	March 13, 2008
Class S	.74%	July 14, 2009
Institutional Class	.61%	March 13, 2008

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensate DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 906,290	$ 140,398	$ 380,227
Class B	76,282	6,047	74,675
Class C	32,303	—	18,116
Class S	380,442	59,115	180,329
Institutional Class	281	122	107
	$ 1,395,598	$ 205,682	$ 653,454

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. DWS-SDI has voluntarily agreed to waive the 0.75% 12b-1 Distribution fee for Class B shares only. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at April 30, 2008
Class B	$ 163,620	$ 163,620	$ —
Class C	106,136	—	19,525
	$ 269,756	$ 163,620	$ 19,525

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 1,422,003	$ 434,451.24%
Class B	53,131	13,886.24%
Class C	35,323	9,607.25%
	$ 1,510,457	$ 457,944

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $29,876.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $51,289 and $1,449, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $33,207, of which $7,081 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $78,427 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2008, the Advisor agreed to reimburse the Fund $3,534, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $3,808 and $7,700, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,150,563	$ 30,234,389	6,003,478	$ 59,764,564
Class B	146,102	1,396,691	381,489	3,819,268
Class C	206,177	1,973,519	471,227	4,709,936
Class R+	—	—	1,204	11,715
Class S	911,863	8,790,934	1,710,188	17,066,885
Institutional Class	—	—	1,972	20,000
		$ 42,395,533		$ 85,392,368
Shares issued to shareholders in reinvestment of distributions
Class A	2,347,544	$ 22,506,393	3,975,953	$ 39,554,424
Class B	84,082	811,548	182,391	1,822,451
Class C	41,541	398,475	65,448	650,040
Class S	729,748	6,994,481	1,251,572	12,452,182
Institutional Class	806	7,730	1,486	14,800
		$ 30,718,627		$ 54,493,897
Shares redeemed
Class A	(11,101,062)	$ (106,205,795)	(24,253,406)	$ (241,474,944)
Class B	(1,350,636)	(12,960,318)	(3,389,402)	(33,833,017)
Class C	(410,351)	(3,903,576)	(933,811)	(9,264,856)
Class R+	—	—	(991)	(9,663)
Class S	(3,485,525)	(33,440,051)	(7,033,396)	(70,047,109)
Institutional Class	(3,969)	(39,543)	(6,484)	(63,931)
		$ (156,549,283)		$ (354,693,520)
Shares converted
Class A+	—	$ —	173,622	$ 1,706,679
Class R+	—	—	(173,657)	(1,706,679)
		$ —		$ —
Redemption fees		$ 10,445		$ 11,529
Net increase (decrease)
Class A	(5,602,955)	$ (53,457,210)	(14,100,353)	$ (140,445,670)
Class B	(1,120,452)	(10,752,034)	(2,825,522)	(28,191,230)
Class C	(162,633)	(1,531,579)	(397,136)	(3,904,840)
Class R+	—	—	(173,444)	(1,704,627)
Class S	(1,843,914)	(17,652,042)	(4,071,636)	(40,520,228)
Institutional Class	(3,163)	(31,813)	(3,026)	(29,131)
		$ (83,424,678)		$ (214,795,726)
+ On June 28, 2006, the Board of the Fund approved the conversion of Class R shares of the Fund into Class A shares of the Fund. This conversion was completed on November 20, 2006, and Class R shares are no longer offered.

G. Payments by Affiliates

During the six months ended April 30, 2008, the Advisor fully reimbursed the Fund $36,855 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Balanced Fund (the "Fund") was held on March 31, 2008 and then reconvened on May 1, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	107,219,820.4194	5,077,610.5040
Henry P. Becton, Jr.	107,170,572.0264	5,126,858.8970
Dawn-Marie Driscoll	107,217,738.7214	5,079,692.2020
Keith R. Fox	107,221,984.3267	5,075,446.5967
Paul K. Freeman	107,248,319.0724	5,049,111.8510
Kenneth C. Froewiss	107,204,104.3194	5,093,326.6040
Richard J. Herring	107,247,562.6244	5,049,868.2990
William McClayton	107,250,776.5904	5,046,654.3330
Rebecca W. Rimel	107,222,830.0504	5,074,600.8730
William N. Searcy, Jr.	107,212,875.3497	5,084,555.5737
Jean Gleason Stromberg	107,225,802.5184	5,071,628.4050
Robert H. Wadsworth	107,226,193.7914	5,071,237.1320
Axel Schwarzer	107,200,396.2074	5,097,034.7160

2. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
85,134,897.7538	3,466,999.2216	6,781,380.9480

3. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
84,636,487.0317	3,664,501.4217	7,082,289.4700

4. Approval of a Revised Fundamental Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
84,293,200.0267	3,920,282.8587	7,169,795.0380

5. Approval of a Subadvisory Agreement between DIMA and DeAMi.

Number of Votes:
For	Against	Abstain
84,489,871.3108	3,455,423.2071	7,437,983.4055

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

6. Approval of an Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
86,872,102.0355	3,448,818.1197	7,255,283.1181

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

• The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

• The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

• The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

• The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

• The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees, coupled with DIMA's commitment to cap expenses, were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008